SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                              File No. 001-13639
[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) or ss.240.14a-12

ONTRO, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

1) Title of each class of securities to which transaction applies:

N/A

2) Aggregate number of securities to which transaction applies:

N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

N/A

4) Proposed maximum aggregate value of transaction:

N/A

5) Total fee paid: $______________

[ ]      Fee paid previously with preliminary materials.




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Company Logo

January __, 2003

Dear Shareholder:

It is my pleasure to invite you to Ontro's 2003 Annual Meeting of Shareholders.

We will hold the meeting on ____, 2003 at __P.M. Pacific Standard Time at our corporate offices at 13250 Gregg Street, Poway, California 92064. In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the notice of the annual meeting of shareholders and the proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about Ontro.

Please note that only shareholders of record at the close of business on _____, 200__ may vote at the annual meeting of shareholders. Your vote is important. Whether or not you plan to attend the annual meeting of shareholders, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,

James A. Scudder
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

                ------------------------------------------------
                    Date:              _________________, 2003
                    Time:              ___P.M.
                    Place:             13250 Gregg Street
                                       Poway, California 92064
                ------------------------------------------------

Dear Shareholders:

The Annual Meeting of Shareholders of Ontro, Inc. will be held at its corporate offices at 13250 Gregg Street, Poway, California 92064, on _________ 2003, at __ P.M., Pacific Standard Time.

At our Annual Meeting of Shareholders we will ask you to:

1. Elect directors, each to serve until a successor has been duly elected and qualified;

2. Ratify the appointment of KPMG LLP as Ontro's independent public accountants for fiscal year 2002;

3. Approve the change of Ontro's state of incorporation from the State of California to the State of Delaware;

4. Approve an amendment to Ontro's 1996 Omnibus Stock Plan increasing the number of shares of common stock authorized for issuance under the Plan from 1,545,400 to 10,000,000;

5. Approve a buyout proposal for the repurchase of all Ontro securities held by Aura (Pvt.) Ltd. and, in connection therewith, the issuance of warrants to purchase Ontro common stock to the purchasers of Aura's common stock in Ontro;

6. Approve a proposed issuance of Ontro common stock in connection with the August 2002 private placement of Ontro convertible debt securities;

7. Approve a proposed issuance of Ontro common stock in connection with the September 2002 private placement of Ontro convertible debt securities;

8. Approve a proposed issuance of the shares of Ontro Delaware preferred stock and warrants to purchase shares of Ontro Delaware common stock in connection with an anticipated private placement;

9. Approve a proposed issuance of a warrant to purchase shares of Ontro common stock in connection with a loan to Ontro from an individual investor, and

10. Transact any other business that may properly be presented at the Annual Meeting of Shareholders or any adjournments thereof.

If you were a shareholder of record at the close of business on ______, 200__, you may vote at the Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,

                                             Kevin A. Hainley
                                             SECRETARY
Poway, California
_____,    2003

                                   ONTRO, INC.

                                 PROXY STATEMENT
                             DATED JANUARY __, 2003
                         ANNUAL MEETING OF SHAREHOLDERS

         INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the board of directors of Ontro, Inc., a California corporation ("Ontro" or the "Company"), is soliciting your proxy vote at the 2003 Annual Meeting of Shareholders ("Annual Meeting"). This Proxy Statement summarizes the information you need to vote intelligently on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?

         We will be sending this Proxy Statement, the attached Notice of the Annual Meeting and the enclosed proxy card on or about ______, 2003 to all shareholders. Shareholders who owned Ontro's common stock at the close of business on ____, 200__ ("Record Date") are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the Annual Meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         We will address the following proposals at the Annual Meeting:

1. Election of directors, each to serve until a successor has been duly elected and qualified;

2. Ratification of the appointment of KPMG LLP as Ontro's independent public accountants for fiscal year 2002;

3. Approval of the change of Ontro's state of incorporation from the State of California to the State of Delaware;

4. Approval of an amendment to Ontro's 1996 Omnibus Stock Plan increasing the number of shares of common stock authorized for issuance under the Plan from 1,545,400 to 10,000,000;

5. Approval of a buyout proposal for the repurchase of all of Ontro securities held by Aura (Pvt.) Ltd. and, in connection therewith, the issuance of warrants to purchase Ontro common stock to the purchasers of Aura's common stock in Ontro;




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6.       Approval of a proposed issuance of Ontro common stock in connection with the August 2002 private placement of Ontro convertible debt securities;

7. Approval of a proposed issuance of Ontro common stock in connection with the September 2002 private placement of Ontro convertible debt securities;

8. Approve a proposed issuance of the shares of Ontro Delaware preferred stock and warrants to purchase shares of Ontro Delaware common stock in connection with an anticipated private placement;

9. Approve a proposed issuance of a warrant to purchase shares of Ontro common stock in connection with a loan to Ontro from an individual investor, and

10. Transaction of any other business that may properly be presented at the Annual Meeting or any adjournments thereof.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

         The Annual Meeting will be postponed if a quorum is not present on _____, 2003. If more than half of all of the shares of stock entitled to vote at the Annual Meeting is present in person or by proxy, a quorum is present and business can be transacted. If a quorum is not present, the Annual Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting on _________, 2003, or at a later date if it were postponed, at our corporate offices at 13250 Gregg Street, Poway, California 92064 and to vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

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

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

         o "FOR" the election of the directors, each to serve until a successor has been duly elected and qualified;
         o "FOR" the ratification of the appointment of KPMG LLP as Ontro's independent public accountants for fiscal year 2002;
         o "FOR" the approval of the change of Ontro's state of incorporation from the State of California to the State of Delaware;
         o "FOR" the approval of an amendment to Ontro's 1996 Omnibus Stock Plan increasing the number of shares of common stock authorized for issuance under the Plan from 1,545,400 to 10,000,000;
         o "FOR" the approval of a buyout proposal for the repurchase of all Ontro securities held by Aura (Pvt.) Ltd. and, in connection therewith, the issuance of warrants to purchase Ontro common stock to the purchasers of Aura's common stock in Ontro;
         o "FOR" the approval of a proposed issuance of Ontro common stock in connection with the August 2002 private placement of Ontro convertible debt securities;
         o "FOR" the approval of a proposed issuance of Ontro common stock in connection with the September 2002 private placement of Ontro convertible debt securities;
         o "FOR" the approval of a proposed issuance of the shares of Ontro Delaware preferred stock and warrants to purchase shares of Ontro Delaware common stock in connection with an anticipated private placement; and
         o "FOR" the approval of a proposed issuance of a warrant to purchase shares of Ontro common stock in connection with a loan to Ontro from an individual investor.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date.
         o You may notify Ontro in writing (by you or your attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.
         o        You may vote in person at the Annual Meeting.

WHERE ARE ONTRO'S PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 13250 Gregg Street, Poway, California 92064. Our telephone number is (858) 486-7200.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1: ELECTION OF DIRECTORS EACH TO SERVE UNTIL A SUCCESSOR IS DULY ELECTED AND QUALIFIED.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 1. If you do not vote FOR on your proxy card, your vote will not count either "for" or "against" the nominee.

         PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 2.

         PROPOSAL 3: APPROVAL OF THE CHANGE OF ONTRO'S STATE OF INCORPORATION FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 3.

         PROPOSAL 4: APPROVAL OF AN AMENDMENT TO ONTRO'S 1996 OMNIBUS STOCK PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 1,545,400 TO 10,000,000.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 4.

         PROPOSAL 5: APPROVE A BUYOUT PROPOSAL FOR THE REPURCHASE OF ALL ONTRO SECURITIES HELD BY AURA (PVT.) LTD. AND, IN CONNECTION THEREWITH, THE ISSUANCE OF WARRANTS TO PURCHASE ONTRO COMMON STOCK TO THE PURCHASERS OF AURA'S COMMON STOCK IN ONTRO.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 5.

         PROPOSAL 6: APPROVAL OF A PROPOSED ISSUANCE OF ONTRO COMMON STOCK IN CONNECTION WITH THE AUGUST 2002 PRIVATE PLACEMENT OF ONTRO CONVERTIBLE DEBT SECURITIES.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 6.

         PROPOSAL 7: APPROVAL OF A PROPOSED ISSUANCE OF ONTRO COMMON STOCK IN CONNECTION WITH THE SEPTEMBER 2002 PRIVATE PLACEMENT OF ONTRO CONVERTIBLE DEBT SECURITIES.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 7.

         PROPOSAL 8: APPROVAL OF A PROPOSED ISSUANCE OF THE SHARES OF ONTRO DELAWARE PREFERRED STOCK AND WARRANTS TO PURCHASE SHARES OF ONTRO DELAWARE COMMON STOCK IN CONNECTION WITH AN ANTICIPATED PRIVATE PLACEMENT.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 8.

         PROPOSAL 9: APPROVAL OF A PROPOSED ISSUANCE OF A WARRANT TO PURCHASE SHARES OF ONTRO COMMON STOCK IN CONNECTION WITH A LOAN TO ONTRO FROM AN INDIVIDUAL INVESTOR.

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 9.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The board of directors has not proposed any action for which the laws of the State of California, the Articles of Incorporation or Bylaws of Ontro provide a right of a shareholder to dissent and obtain payment for shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         Ontro will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We reserve the right to hire a solicitor, at the expense of Ontro, if we determine that the use of a solicitor may further the solicitation process.

HOW CAN I OBTAIN ADDITIONAL INFORMATION REGARDING ONTRO?

         Ontro is subject to the informational requirements of the Securities Exchange Act of 1934 ("Exchange Act"), which requires that Ontro file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Ontro, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, Ontro's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661, and at 233 Broadway, New York, NY 10279. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

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                     INFORMATION ABOUT ONTRO STOCK OWNERSHIP

WHICH SHAREHOLDERS OWN AT LEAST FIVE PERCENT OF ONTRO?

         The common stock is the only voting securities of Ontro. As of the Record Date, Ontro had 10,901,714 shares of common stock issued and outstanding. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of more than five percent of the common stock:

                                   NUMBER OF
NAME AND ADDRESS                   SHARES                  % OF COMMON STOCK
OF BENEFICIAL OWNER (1)            BENEFICIALLY OWNED      BENEFICIALLY OWNED(2)
---------------------------------  ----------------------  ---------------------
Aura (Pvt.) Ltd.(3)                4,274,290                          35.5%
65 C 1 Gulburg 3
Lahore, Pakistan

The Mahmud Trusts (4)                850,000                           7.8%
BSI AG
Windsor House
39 King Street
London EC2V 8DQ

James A. Scudder (5)                 791,783                           7.1%
c/o Ontro, Inc.
13250 Gregg Street
Poway, CA 92064

James L. Berntsen (6)                687,268                           6.2%
c/o Ontro, Inc.
13250 Gregg Street
Poway, CA 92064

---------------
(1) Unless noted, all of such sharn stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.
(2) As to each person or entity named as a beneficial owner, such person's or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the Record Date hereof have been exercised or converted, as the case may be.

(3) Includes 1,150,080 shares subject to options and warrants exercisable within 60 days of the Record Date. In accordance with the information provided in
Schedule 13D/A filed on October 8, 2002, Aura (Pvt.) Ltd., a Pakistani corporation and the largest shareholder of Ontro ("Aura"), is the beneficial owner of all Ontro common stock held by it, with the sole voting and dispositive power of those securities. Ontro has inquired and Aura has confirmed, Quaiser and Sirosh Imran (husband and wife, respectively) are the sole officers,

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

directors and shareholders of Aura. After inquiry, Ontro has been advised that no other natural person or entity shares beneficial ownership of Ontro common stock beneficially held by Aura.

         Ontro's board of directors authorized Mr. Christopher J.Reinhard to assist Ontro management in negotiations with Aura to acquire all of Aura's interest in Ontro ("Aura Buyout"). On September 7, 2002, Ontro and Aura executed a buyout agreement ("Buyout Agreement"). Under the terms and conditions of the Buyout Agreement, Aura agreed to sell all shares of Ontro common stock held by Aura as of the date of the Buyout Agreement ("Aura Shares") to one or more investors designated by Ontro. Aura further agreed to cancel and surrender all interest in the existing underwriters representatives' options assigned to Aura by one underwriter following Ontro's initial public offering, as well as all other warrants or options to buy Ontro securities held by Aura. In the event the Buyout Agreement is completed, the designated investors would purchase all of the Aura Shares for $0.50 per share (approximately $1,550,000), and, Ontro would be responsible to make additional cash payments to Aura in the event Ontro meets certain performance milestones. Ontro may also be required to issue additional securities to the individual investors if required to induce the investors to complete the Aura Buyout. In the event the Aura Buyout is completed, designated investors would purchase all of the Ontro common stock owned by Aura. Christopher J. Reinhard has proposed to include up to $500,000 of his private funds towards the purchase of Aura Shares should the Aura Buyout be completed.

No other current affiliate of Ontro, (directors, officers, or shareholders) intends to participate in the Aura Buyout. As of the date of this Proxy Statement, the identities of investors prepared to participate as purchasers in the Aura Buyout, aside from Christopher J. Reinhard, have not been determined.

         On September 8, 2002, Aura and Ontro executed a standstill agreement ("Aura Standstill"). In accordance with the terms and provisions of the Aura Standstill, Aura and its respective affiliates agreed, INTER ALIA, (i) not to acquire any beneficial interest in any equity securities of Ontro, (ii) not to vote any voting securities of Ontro, and (iii) not to participate in any solicitation of proxies. Aura also granted an irrevocable proxy coupled with interest to the Chief Executive Officer of Ontro to vote all Ontro shares held by Aura in the name of Aura in the same manner and proportion as the shares held by all Ontro's shareholders. Effective on October 2, 2002, Aura executed an amendment to the Aura Standstill granting its proxy to Ontro's Chief Executive Officer to vote all Aura Shares FOR the proposals included in this Proxy Statement and presented to the Ontro shareholders at the Annual Meeting. The Aura Standstill expires on September 12, 2012. Under the provisions of Rule 13d-3 of the Exchange Act, a person is a beneficial owner of a security if the person has one or both of powers: (i) to vote or to direct the voting of a security, or (ii) to dispose of the security or to direct its disposition. By granting an irrevocable proxy coupled with interest as provided under the terms and provisions of the Aura Standstill, Aura has divested itself of the power to vote the Aura Shares. Furthermore, Aura also agreed to limit its power to dispose of the Aura Shares for the duration of 10 years from the date of the Aura Standstill by agreeing not to sell the Aura Shares in the open market unless such sale is effected in compliance with the restrictions on volume, manner of sale and any other applicable restrictions set forth in Rule 144 promulgated under the Securities Act of 1933 ("Securities Act"), whether or not such sale is effected in reliance on Rule 144 and notwithstanding that the provisions of Rule 144(e) may be applicable to the transaction. Aura also agreed not to sell or transfer Aura Shares unless it first sends to Ontro a written notice 14 days in advance of the proposed closing date of the intended sale (i) describing the identity of the prospective purchaser of the Aura Shares, and the

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material terms of the consideration to be paid for the Aura Shares, (ii)
representing and warranting to Ontro that the intended sale is bona fide and was negotiated at arms length and that the intended purchaser is not affiliated with Aura or its affiliates and (iii) affording Ontro the absolute and irrevocable right and opportunity for a period of 45 days following the receipt of Aura's written notice to purchase the Aura Shares on the same terms and conditions. In connection with the Buyout Agreement and Aura Standstill, Ontro filed a Current Report on Form 8-K on September 19, 2002, which filing contains copies of each respective agreement. For a detailed description of the foregoing agreements also refer to the Proposal 5 discussion of this Proxy Statement.
(4) In accordance with the information provided in Schedule 13D/A filed on October 15, 2002, The Mahmud Trusts is the beneficial owner of all Ontro common stock held by it, with the sole voting and dispositive power of those securities. The Mahmud Trusts is a trust organized under the laws of Guernsey, Channel Islands, Great Britain. The trustee is Indosuez Trust Services Ltd as trustees of the Mahmud (Family) Trusts. After inquiry, Ontro is informed that neither Aura nor any of its affiliates has any interest in the Mahmud Trusts. Ontro does not possess any additional information relating to any natural persons who may share beneficial ownership of its common stock beneficially held by The Mahmud Trusts.
(5) President and Chief Executive Officer of Ontro. Includes 270,509 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(6) Executive Vice President of Ontro. Includes 266,145 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         The following table shows, as of the Record Date, the common stock of Ontro owned by each director and executive officer. As of the Record Date, all of the present directors, as a group of 4 persons, own beneficially 1,775,972 shares (a beneficial ownership of 15.2%) and all of the present directors and executive officers, a group of 6 persons, own beneficially 2,283,381 shares (a beneficial ownership of 18.7%) of the Ontro common stock.

NAME AND ADDRESS OF           NUMBER OF SHARES            % OF COMMON STOCK
BENEFICIAL OWNER (1)          BENEFICIALLY OWNED          BENEFICIALLY OWNED(2)
--------------------------------------------------------------------------------

James L. Berntsen                   687,268 (3)                   6.2%
Kevin A. Hainley                    332,076 (4)                   3.0%
Douglas W. Moul                     151,008 (5)                   1.4%
James A. Scudder                    791,783 (6)                   7.1%
Michael S. Slocum                   175,333 (7)                   1.6%
Carroll E. Taylor                   145,913 (8)                   1.3%

All Executive Officers and         2,283,381(9)                  18.7%
directors as a group

(1) Unless noted, all listed shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. The address for all directors and executive officers is c/o Ontro, Inc., 13250 Gregg Street, Poway, California 92064.

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

(2) As to each person or entity named as beneficial owner, that person's or entity's percentage of ownership is determined based on the assumption that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the Record Date have been exercised or converted, as the case may be.
(3) Includes 266,145 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(4) Includes 312,076 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(5) Includes 137,056 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(6) Includes 270,509 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(7) Includes 175,333 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(8) Includes 135,266 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date.
(9) Includes 1,296,385 shares subject to currently exercisable options or options exercisable within 60 days of the Record Date and held by all executive officers and directors as a group.

DO ANY OF THE OFFICERS AND DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         To the extent any officers or directors of Ontro are holders of Ontro's securities, their interests in the outcome of the Proposal 3 would be the same (on a pro-rata basis) as any other shareholder. Ontro's officers and directors have an interest in the outcome of Proposal 3 as it concerns Ontro's reincorporation from the State of California to the State of Delaware. Ontro's officers and directors stand to benefit from the indemnification and other provisions of Delaware law to the extent applicable under the Delaware laws. For a detailed discussion of this matter please refer to the Proposal 3 discussion of this Proxy Statement. Ontro's officers and directors also have an interest in the outcome of Proposal 4 as that Proposal concerns the amendment of the 1996 Omnibus Stock Plan. For a detailed description of the terms and provisions of the 1996 Omnibus Stock Plan please refer to Proposal 4 of this Proxy Statement. Kevin A. Hainley, Chief Financial Officer of Ontro, has an interest in the outcome of Proposal 7 of this Proxy Statement as an individual investor participant of the September 2002 private placement. Christopher J. Reinhard, has agreed to accept his nomination as a director of Ontro, Inc., a Delaware corporation, an entity organized for the express purpose of facilitating reincorporation of Ontro, Inc., a California corporation, from the State of California to the State of Delaware ("Ontro Delaware") upon the completion of the reincorporation into Delaware as discussed in Proposal 3 of this Proxy Statement. Mr. Reinhard has an interest in the outcome of Proposals 3, 5, 6 and
9. Mr. Reinhard was authorized by Ontro's board of directors to assist Ontro management in negotiations with Aura to acquire all of Aura's interests in Ontro, and if the Aura Buyout is approved by Ontro's shareholders he has agreed to participate as a purchaser of Ontro common stock from Aura. In the event Proposal 5 is approved by the Ontro shareholders and the Aura Buyout is consummated subsequent to the shareholder approval, Mr. Reinhard, along with other yet to be identified investor/participants in the Aura buyout, will become beneficial owners of the Aura Shares in proportion to each respective participant's contribution to the purchase price of Aura Shares. Further, Mr. Reinhard has expressed his interest in serving in a leadership role with

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Ontro Delaware following completion of the reincorporation in Delaware. For a detailed discussion of matters please refer to "Certain Relationships and Related Transactions" and Proposals 3, 5, 6 and 9 discussions of this Proxy Statement. To the best of Ontro's knowledge, no other directors or officers have an interest, direct or indirect, in any of the other matters to be acted upon.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% SHAREHOLDERS COMPLY WITH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2001?

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Ontro with the SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish Ontro with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to Ontro pursuant to Rule 16a-3 under the Exchange Act during the most recent fiscal year and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors during the fiscal year ended December 31, 2001, and that each greater than 10% security holder also filed all such forms required to be filed albeit Aura may not have filed all such forms timely during the fiscal year ended December 31, 2001.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of Ontro are (respective ages are given as of the Record Date):

                NAME                          AGE                                    TITLE
---------------------------------            -----          -------------------------------------
James L. Berntsen                             46            Executive Vice President and Director

Kevin A. Hainley                              45            Chief Financial Officer and Secretary

Douglas W. Moul                               67            Director

James A. Scudder                              46            President, Chief Executive Officer and Director

Michael S. Slocum                             33            Vice President of Applied Technology

Carroll E. Taylor                             62            Director


         Ontro's Articles of Incorporation set the board size at five directors. The Articles also provide for a classified board of directors designated as Class I and Class II. After the initial term of office of each class, each class shall have a term of two years. At each annual meeting of shareholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a two year term. The classified director provisions of Ontro's Articles of Incorporation are not presently in effect but will automatically become effective when Ontro's common stock is listed on the National Market System ("NMS") operated by The Nasdaq Stock Market, Inc. ("Nasdaq"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), and Ontro has at least 800 shareholders as of the record date for the most recent Annual Meeting. The classification of directors has the effect of requiring more time to change the composition of a majority of the board of directors. The board of directors currently consists of four members, James L. Berntsen, Douglas W. Moul, James A. Scudder, and Carroll E. Taylor, all of whom are standing for re-election for a one year term at the Annual Meeting. Currently, there is a vacancy on the board of directors resulting from the August 7, 2002 resignation of Mir Saied Kashani, Aura's sole representative on the Ontro board of directors.

         Biographical information with respect to the present executive officers and directors of Ontro are set forth below. There are no family relationships between any present executive officers or directors. All directors currently serve for a term of one year until the next annual meeting of shareholders.

         JAMES L. BERNTSEN, a co-founder of the Company has been a director of the Company since its inception in November 1994. He currently serves as Executive Vice President.

         KEVIN A. HAINLEY was hired as Chief Financial Officer in December 1996. Prior to that he was Corporate Controller for HomeTown Buffet, Inc. from 1992 to 1996. He holds a B.A. degree in Communications and Theology from the University of Portland and an M.B.A. from Portland State University.

         DOUGLAS W. MOUL has been a director since December, 1997. Mr. Moul is a director for the following companies: Morgan Foods Inc. of Austin, Indiana; Shorr Packaging of Aurora, Illinois; and National Fruit Product Company of Winchester, Virginia. He holds a B.S. degree in Mechanical Engineering from the University of British Columbia. Mr. Moul has been a consultant in the food packaging industry for the last five years.

         MICHAEL S. SLOCUM was hired in July 1999 and currently serves as Vice President of Applied Technology. From January 1997 to 1999, Mr. Slocum owned his own consulting firm, The Inventioneering Company, where he provided consulting services to numerous businesses on technical matters. From January 1996 to March 1998, he was a staff engineer at ITT Cannon.

         JAMES A. SCUDDER, a co-founder of the Company has been a director of the Company since its inception in November, 1994. He currently serves as Chairman of the Board, President and Chief Executive Officer.

         CARROLL E. TAYLOR has been a director since September 1998. He holds a B.S. degree in Chemical Engineering from the University of Southern California and an M.B.A. degree from the University of Cincinnati. He is a private investor.

         Each officer of Ontro is appointed by the board of directors and holds his office at the pleasure and direction of the board of directors or until such time of his resignation or death.

         There are no material proceedings to which any director, officer or affiliate of Ontro, any owner of record or beneficially of more than five percent of any class of voting securities of Ontro, or any associate of any such director, officer, affiliate of Ontro or security holder is a party adverse to Ontro or any of its subsidiaries or has a material interest adverse to Ontro or any of its subsidiaries.

         In the event that Proposals 1 and 3 of this Proxy Statement relating to election of directors and Ontro's reincorporation from the State of California to the State of Delaware are approved by the shareholders, the Ontro Delaware board of directors will consist of five members including two directors of Ontro California (Messrs. Moul and Taylor, who are also the current directors of Ontro Delaware), and the three individuals who have agreed to accept their nominations as directors of Ontro Delaware upon the completion of the reincorporation in the State of Delaware and upon the Company securing new equity capital to support Ontro's growth and development as discussed in Proposal 3 in this Proxy Statement (Messrs. Reinhard, Simon and Hutchison). As discussed in Proposals 1 and 3 of this Proxy Statement, two current directors of Ontro California, Berntsen and Scudder, will not join the Ontro Delaware board of directors. See Proposal 3 of this Proxy Statement for further information, including biographical information regarding the current and prospective directors of Ontro Delaware.

THE BOARD OF DIRECTORS

         The board of directors oversees the business affairs of Ontro and monitors the performance of management. The board of directors held eight meetings during the fiscal year ended December 31, 2001. During the fiscal year ended December 31, 2001, no incumbent director attended fewer than 75% of the meetings of the board of directors or of the committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

         AUDIT COMMITTEE. The Audit Committee is responsible for making recommendations to the board of directors concerning the selection and engagement of Ontro's independent certified public accountants and for reviewing the scope of the annual audit, audit fees, and results of the audit.

         The Audit Committee also reviews and discusses with management and the board of directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Messrs. Moul and Taylor are the current members of the Audit Committee. Messrs. Moul and Taylor are independent, non-employee directors. The Audit Committee held three meetings during the fiscal year ended December 31, 2001. For more information on the Audit Committee activities in the fiscal year ended December 31, 2001 refer to the Proposal 2 discussion.

         The board of directors of Ontro Delaware, a corporation organized for the sole purpose of effecting the reincorporation of Ontro California from the State of California to the State of Delaware, approved and adopted its Audit Committee Charter. The Audit Committee Charter reflects certain changes in compliance with the most recent regulatory developments including, but not limited to the Sarbanes-Oxley Act of 2002. A copy of the Ontro Delaware Audit Committee Charter is attached as Appendix A to this Proxy Statement. In the event that Proposal 3 of this Proxy Statement is approved by the required vote of the Ontro California shareholders, the Audit Committee of the surviving entity, Ontro Delaware, will consist of three or more independent directors appointed by the board of directors.

         COMPENSATION COMMITTEE. The Compensation Committee approves the compensation for executive employees of Ontro. Messrs. Moul and Taylor are two current members of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended December 31, 2001. In the event that Proposal 3 of this Proxy Statement is approved by the required vote of the Ontro California shareholders, the Compensation Committee of the surviving entity, Ontro Delaware, will consist of three or more independent directors appointed by the board of directors.

         We have no executive, nominating, special or finance committees or any committees serving similar functions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Moul and Taylor are two current members of the Compensation Committee. Neither of these individuals was at any time during the 2001 fiscal year, or at any other time, an officer or an employee of Ontro. No executive officer of Ontro serves as a member of the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of Ontro's board of directors or its Compensation Committee.

AUDIT COMMITTEE REPORT

         The audit committee performed the following functions:

         o reviewed and discussed Ontro's audited financial statements with management;
         o discussed with Ontro's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380); SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
                  (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor`s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;

         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence in accordance with SEC Rule 201-2.01; and
         o based on the review and discussions above, the Audit Committee recommended to the board of directors that the audited financial statements be included in Ontro's annual report on Form 10-KSB for the last fiscal year for filing with the SEC.

         By the members of the Audit Committee:
         Douglas W. Moul
         Carroll E. Taylor

COMPENSATION COMMITTEE REPORT

         The Compensation Committee is a standing committee of the Board of Directors of the Company and is composed entirely of outside directors. The Compensation Committee is responsible for adopting and evaluating the effectiveness of compensation policies and programs for the Company and for making recommendations regarding the appointment and compensation of the Company's executives and other officers to the full Board of Directors of the Company.

         The following report is submitted by the Compensation Committee members with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to executive and other officers for fiscal year 2001.

         COMPENSATION PHILOSOPHY AND OBJECTIVES

                  In adopting and evaluating the effectiveness of compensation programs for executive officers, as well as other employees of Ontro, the Compensation Committee is guided by three basic principles:

                  1. Ontro must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel.

                  2. Annual executive compensation in excess of base salaries should be tied to Ontro's performance.

                  3. The financial interest of Ontro's senior executives should be aligned with the financial interest of the shareholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in the long-term value of Ontro's common stock.

         SALARIES AND EMPLOYEE BENEFIT PROGRAMS

                  In order to retain executives and other key employees, and attract well-qualified executives when the need arises, Ontro strives to offer salaries, health care and other employee benefit programs to its employees comparable to those offered by competing businesses. In establishing salaries for executive officers, the Compensation Committee reviews the historical performance of the executives and available information regarding prevailing salaries and compensation programs offered by businesses of similar size and industry classification in the same geographical area.

                  The Committee believes the base salary and employee benefits of Ontro in 2001 were generally comparable to or lower than those offered by comparable companies in and around San Diego County, California.

         STOCK OPTIONS AND EQUITY-BASED PROGRAMS

                  In order to align the financial interest of senior executives and other key employees with those of the shareholders, the Company grants stock options to purchase Ontro common stock and may grant restricted stock and stock units to its senior executives and other key employees on a periodic basis. Grants of stock options, restricted stock and stock units reward senior executives and other key employees for performance, which result in increases in the market price of Ontro's common stock, which directly benefit all shareholders.

         By the members of the Compensation Committee:
         Douglas W. Moul
         Carroll E. Taylor

         The foregoing reports of the Audit Committee and the Compensation Committee, respectively, constitute information required pursuant to paragraph
(e)(3) of Item 7 of the Exchange Act Rule. In accordance with these rules, the information provided in this Proxy Statement shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act. This information shall also not be deemed to be incorporated by reference into any filings by Ontro with the SEC, notwithstanding the incorporation of this Proxy Statement into any of these filings.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years indicated certain compensation of Ontro's Chief Executive Officer and each of the other four most highly-compensated of Ontro's executive officers who earned or who were paid more than $100,000 in compensation in such years (Named Executive Officers).

                                                                                   No. of Shares       Other Annual
    Name and Principle Position        Year          Salary           Bonus     Underlying Options     Compensation
----------------------------------- --------- ------------------- ------------- ------------------- ------------------
James L. Bernstsen                  2001           $ 152,600 (1)        $   --              91,328            $ 1,000
Executive Vice President            2000             155,100                --              43,082              1,000
                                    1999             155,600            20,000              20,000              1,000

Ann T. Davern (2)                   2001              84,800                --                  --                 --
Vice President of                   2000             127,400                --              33,548                 --
Manufacturing                       1999             128,700            11,225              24,050                 --

Kevin A. Hainley                    2001             155,800 (3)            --              85,192                 --
Chief Financial Officer             2000             114,200                --              50,384                 --
                                    1999             129,900                --              46,500                 --

James A. Scudder                    2001             187,700 (4)            --              93,219              1,800
Chief Executive Officer             2000             181,600                --              43,596              1,800
and President                       1999             181,600            20,000              20,000              1,800

Michael S. Slocum                   2001             161,300 (5)            --              87,000                 --
Vice President of Applied           2000             135,500                --              34,000                 --
Technology                          1999               4,400                --              51,000                 --

(1) Includes $6,200 of deferred salary from the fourth quarter of 2000.
(2) Ms. Davern resigned in May 2000.
(3) Includes $15,600 of deferred salary from the fourth quarter of 2000.
(4) Includes $7,200 of deferred salary from the fourth quarter of 2000.
(5) Includes $6,000 of deferred salary from the fourth quarter of 2000.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning stock option grants made to Ontro's Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended December 31, 2001. No stock appreciation rights were granted or exercised during such fiscal year.


                            Number of Securities       Percent of Total
                             Underlying Options       Options Granted To     Exercise Base Price per
Name                               Granted         Employees In Fiscal Year           Share              Expiration
--------------------------- ---------------------- ------------------------- ------------------------- ---------------
James L. Berntsen                         91,328                     17.7%          $ 0.81 - 1.70              2006
Ann T. Davern                             40,000                      7.8%                   0.94              2004
Kevin A. Hainley                          85,192                     16.5%            1.27 - 1.81              2006
James A. Scudder                          93,219                     18.1%            0.81 - 1.70              2006
Michael S. Slocum                         87,000                     16.9%            1.10 - 1.27              2006


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information concerning exercises of options and the fiscal year end option values during the fiscal year ended December 31, 2001 with respect to Ontro's Chief Executive Officer and each of the other Named Executive Officers. No options or stock appreciation rights were exercised during such fiscal year.


                                  Number of Securities Underlying              Value of Unexercised In-The-Money
                                  Unexercised Options At 12-31-01                     Options At 12-31-01
Name                            Exercisable           Unexercisable            Exercisable          Unexercisable
--------------------------- -------------------- ------------------------- -------------------- ----------------------
James L. Berntsen                    154,410                  80,000                $ 6,000                 30,400
Ann T. Davern                        159,598                      --                 28,400                     --
Kevin A. Hainley                     212,076                  80,000                 31,200                 30,400
James A. Scudder                     156,815                  80,000                  7,043                 30,400
Michael S. Slocum                     78,333                  93,667                     --                 37,300


         Ontro has employment agreements with Messrs. Scudder and Berntsen. Mr. Scudder's employment agreement provides for his employment by Ontro as a corporate officer (currently President, Chief Executive Officer and Chairman of the Board) at a current salary of $143,100. Mr. Berntsen's employment agreement provides for his employment by Ontro as a corporate officer (currently Executive Vice President) at a current salary of $122,600. Both employment agreements have a term ending July 1, 2004. Each officer may receive bonuses awarded in the discretion of the board of directors. The agreements do not provide for any fixed or formula bonuses to be paid to the officers. The employment agreements provide that Messrs. Scudder and Berntsen may, at their election, receive a severance payment equal to 299% of their average annual base salary and bonuses during the preceding five year period in the event of a change of control as defined in their employment agreements that is not approved by the Ontro Board of Directors. For a more detailed discussion of the foregoing employment agreements, see "Employment Agreements."

DIRECTOR COMPENSATION

         Non-employee directors of Ontro receive $2,000 for each board of directors meeting they attend and are also compensated $1,000 per day for any consulting services they provide Ontro. In May 2001 non-employee directors agreed to issuances of stock options in lieu of cash for any services provided to Ontro. The number of stock options is determined by using the Black-Scholes option pricing model. The exercise price for all options is the fair market value on the date of grant. The amount of directors' fees and consulting fees paid to Ontro's directors during the fiscal year 2001 and from December 31, 2001 to the date of this Proxy Statement was $63,000. Of that amount, $31,000 related to services provided in 2000 but not paid until 2001. The number of shares underlying options granted during 2001 and from December 31, 2001 to the date of this Proxy Statement was 46,657 shares. Additionally, subject to the Ontro board of directors' approval, non-employee directors each received stock options to purchase 50,000 shares of Ontro's common stock upon their appointments as directors and each year thereafter. These options vest evenly over five years.

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with each of Messrs. Scudder and Berntsen.

         James A. Scudder's employment agreement provides for his employment by Ontro as a corporate officer (currently President and Chief Executive Officer) at an annual salary for the fiscal year ended December 31, 2001 of $168,300. The employment agreement has a term extending through July 31, 2004. The employment agreement includes Ontro's extension of various employee benefits to Mr. Scudder, including but not limited to health and dental coverage and a key man term life insurance policy benefit in the amount of $1,000,000. During 2001, Mr. Scudder agreed to a 10% cash reduction in his salary, with such reduced amount paid in fully vested incentive stock options on a monthly basis computed using the Black-Scholes option pricing model with an exercise price equaling the fair market value of the stock on the date of grant.

         James L. Berntsen's employment agreement provides for his employment by Ontro as a corporate officer (currently Executive Vice President) at an annual salary for the fiscal year ended December 31, 2001 of $144,200. The employment agreement has a term extending through July 31, 2004. The employment agreement includes Ontro's extension of various employee benefits to Mr. Berntsen, including but not limited to health and dental coverage and a key man term life insurance policy benefit in the amount of $1,000,000. During 2001, Mr. Berntsen agreed to a 10% cash reduction in his salary, with such reduced amount paid in fully vested incentive stock options on a monthly basis computed using the Black-Scholes option pricing model with an exercise price equaling the fair market value of the stock on the date of grant.

         Each officer may receive bonuses awarded in the discretion of the Ontro board of directors. The foregoing employment agreements do not provide for any fixed or formula bonuses to be paid to the officers. However, Messrs. Scudder and Berntsen may, at their election, receive a severance payment equal to 299% of their respective average annual base salaries and bonuses during the preceding five year period in the event of a "change of control" (as defined in their employment agreements) that is not approved by the Ontro Board of Directors.

1996 STOCK OPTION PLAN

         Ontro's 1996 Omnibus Stock ("Plan") was adopted by the board of directors in November 1996, and approved by its shareholders in December 1996. Currently 1,545,400 shares of Ontro's common stock are reserved for issuance pursuant to options or stock awards granted pursuant to the Plan of which number 1,293,230 shares of common stock have been granted as of the date of this Proxy Statement.

         The purpose of the Plan is to provide an incentive to eligible employees, officers, directors, and consultants whose present and potential contributions are important to the continued success of Ontro, to afford these individuals the opportunity to acquire a proprietary interest in Ontro, and to enable Ontro to enlist and retain in its employment qualified personnel for the successful conduct of its business. This purpose is achieved through the granting of: (i) Stock Options, including incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code and non-qualified stock options ("Non-qualified Stock Options") which are not intended to meet the requirements of such section; (ii) stock appreciation rights ("Stock Appreciation Rights"); (iii) restricted stock (Restricted Stock); and (iv) long-term performance awards ("Long Term Performance Awards").

         Officers, directors, consultants, and other employees of Ontro who the board of directors deems have the potential to contribute to the success of Ontro are eligible to receive awards under the Plan. The Plan provides that Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Long-Term Performance Awards may be granted to employees (including officers), directors, and consultants of Ontro or any parent or subsidiary of Ontro. The Plan also provides that Incentive Stock Options may only be granted to employees (including officers) of Ontro or any parent or subsidiary of Ontro.

         The Plan is administered by the board of directors, or its duly appointed committee. The board of directors or its committee has full power to select the eligible individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant. The interpretation and construction of any provision of the Plan by the board of directors is final and conclusive. The board of directors has discretion in determining the number of shares and other terms of each option granted to each recipient. Each option grant shall be evidenced by an option agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that may be exercised on specified dates in the future, and such other provisions as the board of directors shall determine.

         The option price for each grant of an option is determined by the board of directors, provided that, in the case of Incentive Stock Options, the option price may not be less than the fair market value of a share of Ontro's common stock, or in the case of Incentive Stock Options granted to the holder of 10% or more of Ontro`s common stock, at least 110% of the fair market value of such shares on the date of grant. All options granted under the Plan are set to expire no later than 10 years from the date of grant, subject to certain limitations. Options may be granted authorizing exercise by payment to Ontro of cash or by surrender of shares of Ontro`s common stock already owned by the employee, a combination of cash and such shares, or such other consideration as is approved by the board of directors. The Plan places limitations on the exercise of options under certain circumstances upon or after termination of employment or in the event of the death, disability, or termination associated with a change in control (as defined in the Plan) of Ontro. At the discretion of the board of directors, the agreement evidencing the grant of a stock option may contain additional limitations upon the exercise of the option under specified circumstances, or may provide certain limited rights to exercise such options under specified circumstances. The granting of an option under the Plan does not accord the recipient the rights of a shareholder, and such rights shall only accrue after the exercise of an option, and the issuance of the underlying shares of Ontro in the recipient's name.

         The Plan provides for the award of shares of common stock of Ontro which are subject to certain restrictions ("Restricted Stock") of the Plan or otherwise determined by the board of directors. Restricted Stock awards pursuant to the Plan will be represented by a stock certificate registered in the name of a recipient to whom the award is made subject to the restrictions upon which it is granted. Upon the grant of Restricted Stock, such recipient will be entitled to vote the Restricted Stock and to exercise other rights as a shareholder of Ontro, including the right to receive all dividends and other distributions paid or made with respect to the Restricted Stock. A Restricted Stock award recipient may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Restricted Stock during the restriction period designated by the board of directors, except by testamentary disposition, or as may otherwise be determined by the board of directors. When the conditions of a Restricted Stock award established by the board of directors lapse or are satisfied, Ontro will deliver stock certificates representing the shares of common stock which are no longer subject to any restrictions, except those required by applicable law.

         Under the Plan, the board of directors in its discretion may grant Stock Appreciation Rights ("SAR"). A Stock Appreciation Right generally will entitle the holder to receive money or stock from Ontro in an amount equal to the excess, if any, of the aggregate fair market value of Ontro's common stock which is subject to such right over the fair market value of the same stock on the date of grant. Ontro may grant SARs allowing for the payment of the amount to which the participant exercising the SAR is entitled by delivering shares of Ontro`s Common Stock or cash or a combination of stock and cash as the board of directors in its sole discretion may determine. SARs may contain additional rights, limitations, terms, and conditions which the board of directors otherwise deems desirable.

         Under the terms and provisions of the Plan, in the event of a merger of Ontro with or into another corporation, or the sale of substantially all of Ontro's assets, each outstanding option and right is assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the option or to substitute an equivalent option, the board must, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option or right as to all or a portion of the stock optioned, including shares as to which it would not otherwise be exercisable. If the board makes an option or right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the board is required to notify the optionee that the option or right must be exercisable for a period of 15 days from the date of the notice, and the option or right will terminate upon the expiration of such period. In the event that Proposal 3 of this Proxy Statement relating to the reincorporation of Ontro from the State of California to the State of Delaware is approved by the required vote of the Ontro California shareholders, then, upon the effective date of the Merger, the surviving entity, Ontro Delaware, will assume and continue the Plan, related plans and all other employee benefit plans of Ontro California. See Proposals 3 and 4 of this Proxy Statement for a more detailed discussion of this matter.

         As of the date of this Proxy Statement, options to purchase an aggregate of 1,293,230 shares of common stock at an exercise price range of $0.60 to $3.00 were granted under the Plan, such options vesting at the rate of 33.3% to 100% per year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AURA BUYOUT PROPOSAL AND RELATED AGREEMENTS

         On September 7, 2002, Ontro and Aura (Pvt.) Ltd., a Pakistani corporation and the largest shareholder of Ontro ("Aura"), agreed to a buyout proposal ("Buyout Agreement"). Ontro's board of directors authorized
Mr. Christopher J. Reinhard to assist Ontro management in negotiations with Aura. Under the terms and conditions of the Buyout Agreement, Aura agreed to sell to investors designated by but not affiliated with Ontro all Ontro common stock held by Aura as of the date of the buyout proposal ("Aura Shares"). Aura further agreed to cancel and surrender all interest in the existing underwriters representatives' options assigned to Aura by one underwriter following Ontro's initial public offering as well as all other warrants or options to buy Ontro securities held by Aura. In the event the Buyout Agreement is completed, the individual investors would purchase the Aura Shares from Aura for the amount of $0.50 per share or approximately $1,550,000 and Ontro would be responsible for additional cash payments to Aura in the event Ontro meets certain performance milestones as provided in the Buyout Agreement. The milestones and payments from Ontro to Aura are substantially as follows:

(i) A one time cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more over any consecutive three month period;
(ii) An additional one time cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more per quarter over any two consecutive quarters;
(iii) An additional one time cash payment in the amount of $1,500,000 at any time Ontro evidences cumulative revenues of $20,000,000 or more per quarter over any two consecutive quarters; and
(iv) Notwithstanding the foregoing provisions, if at the end of each fiscal quarter Ontro has cumulatively in its cash accounts more than $4,000,000 (other then funds received from the sale of securities), Ontro agreed to pay Aura 30% of the amount in such accounts that is in excess of $4,000,000 and any such payment is to be applied to the payments due under paragraphs (i)-(iii) above.

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

         The Ontro board of directors may also issue warrants to purchase Ontro common stock to the individual investors who participate in the Aura buyout in order to induce them to complete the buyout transaction. Christopher J. Reinhard has proposed to include up to $500,000 of his private funds towards the purchase of Aura Shares as one of the individual purchasers of Aura Shares from Aura. should the Aura buyout be completed. As of the date of this Proxy Statement, the identities of the individual investors prepared to commit funds to the Aura buyout, aside from Mr. Reinhard, have not been determined. For a detailed discussion of the Aura buyout proposal and proposed warrant issuance please refer to Proposal 5 of this Proxy Statement.

         On September 8, 2002, Aura and Ontro executed a standstill agreement ("Aura Standstill"). In accordance with the terms and provisions of this Aura Standstill, Aura and its respective affiliates agreed, INTER ALIA, (i) not to acquire any beneficial interest in any equity securities of Ontro, (ii) not to vote any voting securities of Ontro, and (iii) not to participate in any solicitation of proxies. Aura also granted an irrevocable proxy coupled with interest to the Chief Executive Officer of Ontro to vote all Ontro's shares held by Aura in the name of Aura in the same manner and proportion as the shares held by all Ontro's shareholders. Effective on October 2, 2002, Aura also executed an amendment to the Aura Standstill granting Ontro's Chief Executive Officer the proxy to vote all Aura Shares FOR the proposals included in this Proxy Statement and presented to the Ontro shareholders at the Annual Meeting. Under the Aura Standstill, Aura also granted the right of first refusal to Ontro in the event Aura decided to dispose of the Aura Shares. The Aura Standstill expires on September 12, 2012. Ontro filed a Current Report on Form 8-K on September 19, 2002, which filing contains copies of each the Buyout Agreement and the Aura Standstill. For a detailed description of the underlying transactions see Proposal 5 of this Proxy Statement.

         On September 19, 2002, Ontro and Rafi M. Khan, an individual residing in La Canada, California, ("Khan") executed a standstill agreement ("Khan Standstill"). The Nasdaq Listing Investigations staff ("Staff") had alleged that Khan has DE FACTO direct control of Aura, and, thus, allegedly is able to exert direct and indirect influence over Ontro's operations. The terms and conditions of the Khan Standstill are substantially the same as those of the Aura Standstill.

For additional discussion of the foregoing agreements see Proposal 5 of this Proxy Statement.

ONTRO DELAWARE DIRECTOR INVOLVEMENT IN THE AURA BUYOUT

         Christopher J. Reinhard is a venture capitalist and a private investor who was authorized by the Ontro board of directors to assist Ontro management in negotiating the Aura buyout transaction. As discussed above, in the event that the Buyout Agreement is completed, the designated investors will purchase the Aura Shares for $0.50 per share or approximately $1,550,000 and Ontro will be responsible for the remaining cash payments in the event Ontro meets the performance milestones set forth in the Buyout Agreement. As of the date of this Proxy Statement, and in the event the Buyout Agreement is completed, Christopher
J. Reinhard has proposed to include up to $500,000 of his private funds towards the purchase of Aura Shares. Also, as of the date of this Proxy Statement, Mr. Reinhard has agreed to accept his nomination as a director of Ontro Delaware and has stated his interest in assuming a leadership positions with Ontro Delaware, subject to completion of the reincorporation in Delaware as discussed in Proposal 3 of this Proxy Statement. For Mr. Reinhard's and other current and prospective Ontro Delaware directors' biographical information as well as a detailed discussion of the proposed reincorporation see Proposals 1 and 3 of this Proxy Statement.

         On November 21, 2002, Christopher J. Reinhard, made a loan to Ontro in the amount of $100,000. Under the terms of the loan agreement, Mr. Reinhard has loaned $100,000 to Ontro, which loan was evidenced by a promissory note. In addition to the note, Ontro agreed, subject to prior approval by its shareholders, to issue a warrant to Mr. Reinhard to purchase 50,000 shares of Ontro common stock. To provide additional working capital to Ontro during the time Ontro is seeking approval of the proposals set forth in this Proxy Statement and additional equity sales to fund Ontro's continued growth and development, Mr. Reinhard may loan up to an additional $200,000 to Ontro on the same terms and conditions. Subject to prior shareholder approval, Ontro intends to issue additional warrants to purchase Ontro common stock to Mr. Reinhard on the same terms and conditions as described above if Mr. Reinhard loans Ontro additional funds. For a detailed description of the terms and conditions of this loan please refer to Proposal 9 of this Proxy Statement.

                                   PROPOSAL 1

        TO ELECT DIRECTORS, EACH TO SERVE UNTIL A SUCCESSOR HAS BEEN DULY
                             ELECTED AND QUALIFIED.

         The board of directors has concluded that the re-election of Messrs. Berntsen, Moul, Scudder and Taylor is in Ontro's best interests and recommends approval of these re-elections. Biographical information concerning Messrs. Berntsen, Moul, Scudder and Taylor can be found under "Information About Directors and Executive Officers" of this Proxy Statement.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the re-election of Messrs. Berntsen, Moul, Scudder and Taylor to the Ontro Board. Messrs. Scudder and Berntsen, two current directors of Ontro California, will stand for re-election at the Annual Meeting, but will not join the consolidated board of directors of the surviving entity, Ontro Delaware, subsequent to the merger described in Proposal 3 of this Proxy Statement. Although the board of directors of Ontro does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the board of directors may choose as a substitute nominee. The four candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Ontro.

         Article III, Section 2 of Ontro's Articles of Incorporation ("Articles") sets the size of the Ontro board of directors at five members. The Articles do not allow the board of directors to increase this number unless this increase is approved by the vote of the holders of a majority of the outstanding shares of Ontro entitled to vote at the Annual Meeting. The Articles also provide for a classified board of directors designated as Class I and Class II. After its initial term of office, each class shall have a term of two years. At each annual meeting of shareholders thereafter, directors of one class could be elected to succeed the directors of that class whose term has expired, and each newly elected director will serve a two-year term. The classified director provisions of Ontro`s Articles of Incorporation are not presently in effect but will automatically become effective when Ontro's common stock is listed on the Nasdaq NMS, NYSE or AMEX, and Ontro has at least 800 shareholders as of the record date for the most recent Annual Meeting. The classification of directors would have the effect of requiring more time to change the composition of a majority of the board of directors.

         As discussed in detail in the Proposal 3 discussion, Ontro, Inc., a California corporation ("Ontro California") intends to re-incorporate in the state of Delaware. This will be accomplished by merging Ontro California into Ontro, Inc., a Delaware corporation ("Ontro Delaware") organized for the sole and express purpose of effecting this reincorporation ("Reincorporation"). Upon completion of the Reincorporation, Ontro California, as a corporate entity, will cease to exist and Ontro Delaware will continue to operate the business of Ontro California under its current name, Ontro, Inc. Messrs. Moul and Taylor are directors of Ontro California, and are the current directors of Ontro Delaware, the surviving entity following the Reincorporation. Messrs. Scudder and Berntsen, who are current directors of Ontro California and are standing for re-election pursuant to Proposal 1 herein, will not join the board of directors of Ontro Delaware if the Reincorporation is approved and completed. As stated in its Certificate of Incorporation (Appendix C to this Proxy Statement), the Ontro Delaware board of directors is composed of not less than five and not more than eleven director seats, with two current directors and nine vacancies on the board. Biographical information for the Ontro Delaware directors and the three individuals who have agreed to become Ontro Delaware directors upon the completion of the Reincorporation, (Messrs. Reinhard, Simon and Hutchison), and upon Ontro's securing new equity capital to support the Company's growth and development is provided in the Proposal 3 discussion of this Proxy Statement. Upon the effective date of the Reincorporation, the consolidated board of directors of Ontro Delaware will consist of the existing two directors of Ontro Delaware, who are also directors of Ontro California, (Messrs. Moul and Taylor), and the three new Ontro Delaware directors, (Messrs. Reinhard, Simon, and Hutchison), who have agreed to become directors of Ontro Delaware upon the completion of the Reincorporation.

         In this Proposal 1, the board of directors of Ontro California is soliciting shareholder approval in connection with the re-election of all four of its current directors, Messrs. Berntsen, Moul, Scudder and Taylor. In Proposal 3 below the board of directors is indirectly soliciting shareholder approval for Ontro Delaware's board of directors to be initially composed of Messrs. Moul, Taylor, Reinhard, Simon and Hutchinson.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to re-elect Messrs. Berntsen, Moul, Scudder and Taylor. The board of directors recommends a vote FOR each of the nominees set forth in Proposal 1.

                                   PROPOSAL 2

          TO RATIFY THE APPOINTMENT OF KPMG LLP AS ONTRO'S INDEPENDENT
                    PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2002.

         The board of directors has appointed KPMG LLP as Ontro's independent auditors for the fiscal year ending December 31, 2002, it being intended that such appointment would be presented for ratification by the shareholders. KPMG LLP has audited Ontro's financial statements since 1996.

         Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity, if they so desire, to make a statement and respond to appropriate questions from the shareholders. The audit committee has considered the compatibility of non-audit services by KPMG LLP in relationship to maintaining the auditor's independence.

For the calendar year 2001, fees to KPMG LLP were as follows:

         Audit fees of approximately $49,000 of which an aggregate amount of $16,500 had been billed through December 31, 2001.

         All other fees in 2001 were $14,700.

         There were no fees paid for financial information systems design and implementation.

         In the event the Reincorporation discussed in Proposals 1 and 3 of this Proxy Statement is approved by the required vote of Ontro California's shareholders, the management of the surviving entity Ontro Delaware, intends to retain KPMG LLP as its independent auditors. For a detailed description of the Reincorporation and related matters see the Proposal 1 and 3 discussions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to ratify the selection of KPMG LLP. The board of directors recommend a vote FOR Proposal 2.

                                   PROPOSAL 3

          TO APPROVE THE CHANGE OF ONTRO'S STATE OF INCORPORATION FROM
               THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE.

INTRODUCTION

         For the reasons set forth below, the board of directors believes it is in the best interest of Ontro and its shareholders to change the state of incorporation of Ontro from California to Delaware ("Reincorporation"). Throughout the discussion of this proposal, the term "Ontro California" refers to Ontro, Inc., the existing California corporation and the term "Ontro Delaware" refers to the new Delaware corporation (incorporated in Delaware as "Ontro, Inc."), and the designated successor to Ontro California in the Reincorporation. There are currently no stockholders of Ontro Delaware.

SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS, BEFORE VOTING ON THE PROPOSED REINCORPORATION.

         As discussed below, the principal reasons for the Reincorporation include the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the specialized judicial system established in Delaware to address corporate and control issues. Ontro believes its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the board of directors to adopt various mechanisms which may enhance its ability to negotiate favorable terms for the stockholders in the event of an unsolicited takeover attempt, the Reincorporation is not being proposed in order to prevent an unsolicited takeover attempt, and the board of directors is not aware of any present attempt by any person to acquire control of Ontro, to obtain representation on the board of directors or to take any action that would materially affect the governance of Ontro.

MECHANICS OF THE MERGER AND RE-INCORPORPORATION

         The Reincorporation will be effected by merging Ontro California into Ontro Delaware ("Merger"). Upon completion of the Merger, Ontro California, as a corporate entity, will cease to exist and Ontro Delaware will continue to operate the business of Ontro California under its current name, "Ontro, Inc." The former shareholders of Ontro California will become the stockholders of Ontro Delaware and will own the same proportionate interest of Ontro Delaware immediately following the Merger as they owned in Ontro California immediately prior to the Merger.

         Under the terms of the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix B ("Merger Agreement"), one share of Ontro California common stock, no par value, will be exchanged for one share of Ontro Delaware common stock, par value $0.001 per share, upon the effective date of the Merger ("Exchange Ratio"). The Exchange Ratio will have no effect on the number of shares of common stock outstanding before and after Ontro's Reincorporation in Delaware.

         The common stock exchange will be effected simultaneously for all outstanding common stock and the Exchange Ratio will be the same for all outstanding common stock. The Exchange Ratio will affect all shareholders uniformly and will not affect any shareholder's percentage ownership interest in Ontro. Common stock issued pursuant to the share exchange will remain fully paid and non-assessable. Ontro will continue to be subject to the periodic reporting requirements of the Exchange Act.

         The Reincorporation has been unanimously approved by Ontro California's board of directors. If approved by the shareholders, it is anticipated that the Merger will become effective ("Effective Date") a reasonable time following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the board of directors

(except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the completion of the merger if, in the opinion of the Ontro California's board of directors, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Ontro California will have no appraisal rights with respect to the Merger.

         This discussion is qualified in its entirety by reference to the Merger Agreement, the Amended and Restated Certificate of Incorporation of Ontro Delaware and the Bylaws of Ontro Delaware, copies of which are attached hereto as Appendix B, C, and D, respectively.

APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION, THE CURRENT AND PROPOSED BOARD OF DIRECTORS OF ONTRO DELAWARE, THE BYLAWS OF ONTRO DELAWARE AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         As Ontro plans for the future, the board of directors and management believe it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which Ontro's governance decisions can be based. In addition, Ontro believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated the ability and willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED OFFICERS AND DIRECTORS. Both California and Delaware laws permit a corporation to include a provision in its certificate of incorporation that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. Ontro desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that Ontro may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Ontro believes that, in general, Delaware case law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

         CALIFORNIA PROPOSITION 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies in attracting new officers and directors.

         WELL-ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors such as under the business judgment rule and other standards. Ontro believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

         NO CHANGE IN THE NAME, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY. The Reincorporation will effect only a change in the legal domicile of Ontro California and certain other changes of a legal nature which are described in this Proxy Statement. The Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of Ontro California. All employee benefit, stock option and related plans of Ontro California will be assumed and continued by Ontro Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Ontro Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation would also constitute approval of the assumption of these plans by Ontro Delaware. Other employee benefit arrangements of Ontro California will also be continued by Ontro Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger, the shares of common stock of Ontro Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol, ONTR, as the shares of common stock of Ontro California are currently traded. Ontro believes that the proposed Reincorporation will not affect any of its material contracts with any third parties and that Ontro California's rights and obligations under such material contractual arrangements will continue and be assumed by Ontro Delaware.

         ANTITAKEOVER IMPLICATIONS. Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation is NOT being proposed in order to prevent such a change in control and the board of directors is not aware of any present attempt to acquire control of Ontro California or to obtain representation on the board of directors although some of the provisions of the certificate of incorporation and bylaws may have the effect of frustrating attempts to wrest control of Ontro Delaware absent the concurrence of its board of directors.

         In the discharge of its fiduciary obligations to its shareholders, the board of directors has evaluated Ontro's vulnerability to potential unsolicited bidders. In the course of such evaluation, the board of directors of Ontro California, has considered or may consider in the future, certain defensive strategies designed to enhance the board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan (sometimes referred to as a poison pill), the adoption of severance agreements for its management and key employees which become effective upon the occurrence of a change in control of Ontro, the establishment of a staggered board of directors, the elimination of cumulative voting, the elimination of the right to remove a director other than for cause, and the authorization of preferred stock, the rights and preferences of which may be determined by the board of directors. Severance provisions of the executive management employment agreements (which will continue in Ontro Delaware following the proposed Reincorporation) have been previously adopted by Ontro California, are contemplated as part of the proposed Reincorporation. It should also be noted that elimination of cumulative voting and the establishment of a classified board of directors also can be undertaken under California law in certain circumstances, and are present in Ontro California's Articles of Incorporation and Bylaws.

         Certain effects of the proposed Reincorporation may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Ontro Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the board of directors approves the business combination.

         The board of directors believes unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all stockholders the opportunity to receive the same economic benefits; and (iv) certain of Ontro's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of Ontro without the prior written consent of the other contracting party.

         By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take into account the underlying and long-term values of Ontro's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in Ontro's business not yet reflected in the stock price and equality of treatment of all stockholders.

         Despite the belief of the board of directors as to the benefits to shareholders of the proposed Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the board of directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing board of directors and management.

CHANGE IN THE BOARD COMPOSITION

         Ontro Delaware's Certificate of Incorporation sets the size of its board of directors at no less than five but not more than eleven. Presently, the Ontro Delaware board of directors consists of two directors, Douglas W. Moul and Carroll E. Taylor. Both of these directors are independent directors, as the term is defined under the NASD Marketplace Rules. Only two of the four Ontro California directors, who will be re-elected at the Annual Meeting (Moul and Taylor) will be members of the consolidated board of directors of Ontro Delaware, the surviving entity. The other three prospective directors, Reinhard, Simon and Hutchison, have agreed to accept their nominations as Ontro Delaware directors and will be appointed directors of Ontro Delaware following the completion of the Reincorporation, and Ontro's securing new equity capital to support the Company's growth and development.

         Set forth below are the names, principal occupation, the business experience for at least the past five years of each of the persons who have agreed to become directors of Ontro Delaware following the completion of Reincorporation, and certain other information concerning each of the prospective nominees. Please see "Information About Directors and Executive Officers" in this Proxy Statement for this information for Ontro Delaware directors, Douglas W. Moul and Carroll E. Taylor.

         CHRISTOPHER J. REINHARD. Mr. Reinhard is President and Chief Operating & Financial Officer of Collateral Therapeutics, Inc., a bio-technology company which Mr. Reinhard co-founded in 1995 and was acquired by Schering AG of Germany in July 2002. From 1990 to 2000 Mr. Reinhard was President of the Colony Group, a private business development company. From 1986 to 1990, Mr. Reinhard was Managing Director and Vice President of the Henley Group, a diversified company formed by Allied-Signal. Mr. Reinhard holds a B.S. degree in Business Administration from Babson College and a M.B.A. degree in Business Administration from Babson College Graduate School of Business Administration. See also "Certain Relationships and Related Transactions" and Proposal 9 discussions in this Proxy Statement.

         RONALD I. SIMON. Mr. Simon has served as a member of SoftNet's board of directors since September 1995, Chairman of the Board from August 1997 until April 1999, Vice Chairman of the Board from April 1999 to February 2001, and Acting Chairman, Chief Executive Officer and Chief Financial Officer from February 2001 through May 2001. From 1999 to 2002, Mr. Simon served as a director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, when Collateral Therapeutics was acquired by Schering, AG. From 2001 to 2002, he served as Chief Financial Officer of Wingcast, Inc., a joint venture of Ford Motor Company and

Qualcomm, Inc. From 1997 to 2000, he served as Executive Vice President and Chief Financial Officer of Western Water Company and as a director of Western Water Company from September 1999 through September 2001. In addition, from 1993 to 1997, Mr. Simon served as Chairman and Chief Financial Officer of Sonant Corporation, an interactive voice response equipment company. He has also has worked as a financial consultant since 1990.

         MURRAY H. HUTCHISON. Mr. Hutchison has served 18 years as Chief Executive Officer and Chairman of International Technology Corp., a large publicly traded environmental engineering firm, until his retirement in 1996. Mr. Hutchison is the Chairman of the Board of Sunrise Medical, Inc. and the Huntington Hotel Corp. and serves as a director of Jack in the Box, Inc., a large food service company; Cadiz Inc.; Senior Resource Corp.; and the Olson Company.

         The Ontro California board of directors deems it in the best interests of the Company to seek shareholder approval of the proposed Reincorporation (Proposal 3 of this Proxy Statement). Additionally, shareholder approval of the Reincorporation will have the effect of approving any change in the composition of the Ontro board of directors subsequent to the Merger.

DELISTING FROM THE NASDAQ STOCK MARKET

         Until recently, Ontro's common stock was listed on the Nasdaq SmallCap Market ("Nasdaq SmallCap Market") under the symbol ONTR. Subsequent to the December 18, 2002 delisting of the Company's securities from The Nasdaq Stock Market, Ontro common stock is traded under the same symbol in the National Daily Quotation Service (pink sheets) and not on any exchange. On July 31, 2002, Ontro received a notice from the Staff informing Ontro of the Staff's determination to delist its common stock from the Nasdaq SmallCap Market. The Staff invoked its broad discretionary authority under NASD Marketplace Rules 4300 and 4330 as the basis of its determination to delist Ontro's securities and cited public interest and investor protection concerns that Aura and certain persons allegedly affiliated with it are able to exert direct or indirect influence over Ontro's operations. Ontro was notified that its securities would be delisted from the Nasdaq SmallCap Market at the opening of business on August 8, 2002. However, Ontro determined to appeal the Staff's determination to delist its securities from the Nasdaq SmallCap Market. To that end, Ontro requested and was granted an oral hearing before a Nasdaq Listing Qualification Panel ("Panel") to appeal the Staff's determination. In its September 5, 2002 hearing memorandum submitted in connection with Ontro's September 12, 2002 oral hearing, the Staff also advised Ontro that in addition to the above-mentioned listing deficiency, Ontro was to address two additional continued listing matters including minimum bid price deficiency and stockholders' equity requirements. The Staff alleged that (i) Ontro had been trading below $1.00 for at least 14 consecutive trading days as of September 9, 2002 and (ii) the Staff, based on Ontro's historical performance, anticipated that Ontro would not meet the stockholders' equity continued listing requirement.

         At the September 12, 2002 oral hearing before the Panel, Ontro's executive management presented a plan of compliance which was designed to address the Nasdaq SmallCap Market continued listing criteria, in general, and the Staff's concerns set forth in the delisting letter, in particular. Ontro's executive management requested an extension from the Staff's delisting schedule to afford Ontro a reasonable opportunity to implement its plan of compliance.

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

         On October 17, 2002 Ontro was notified of an additional Nasdaq SmallCap Market listing deficiency. The Notice was issued in connection with Ontro's August 2002 convertible debt financing ("August Private Placement"). The Staff alleged that Ontro failed to obtain shareholder approval of the common stock issuance underlying the August Private Placement in violation of the Nasdaq shareholder approval corporate governance requirement set forth in NASD Marketplace Rule 4350(i)(1)(D)(i). The Staff invited Ontro to make a written submission to provide its plan of compliance with the alleged listing deficiency to be submitted by October 24, 2002. In compliance with this request, on October 24, 2002, Ontro made a submission outlining its plan of compliance with the alleged listing deficiency. Specifically, Ontro affirmed its intention to seek shareholder approval in connection with the August Private Placement in compliance with the Nasdaq corporate governance requirements and requested that the Panel refrain from taking any adverse action in connection with the alleged listing deficiency for the duration of the proxy solicitation process as represented to the Panel.

         On November 1, 2002 Ontro was notified of the third Nasdaq SmallCap Market listing deficiency. The Staff notice stated that Ontro failed to comply with Nasdaq minimum $1.00 per share bid price continued listing requirement set forth in NASD Marketplace Rule 4310(c)(4). The Staff noted that Ontro is in the 180-calendar day grace period and invited Ontro to make a written submission to provide its plan of compliance with the alleged listing deficiency before the expiration of the grace period to be submitted by November 8, 2002. In compliance with this request, on November 8, 2002, Ontro made a submission outlining its plan of compliance with the alleged listing deficiency. In its plan of compliance Ontro outlined how, through its Reincorporation from the State of California to the State of Delaware and certain capital restructuring, Ontro intended to remedy the minimum bid price listing deficiency.

         On November 22, 2002 Ontro was notified of another Nasdaq SmallCap Market listing deficiency. The Staff notice stated that Ontro failed to comply with the Nasdaq minimum shareholders' equity/market value of listed securities/net income continued listing requirement set forth in NASD Marketplace Rule 4310(c)(2)(b). The Staff invited Ontro to make a written submission to provide its plan of compliance with the alleged listing deficiency by December 2, 2002. In compliance with this request, on December 2, 2002 Ontro filed its plan of compliance with the alleged listing deficiency. Specifically, Ontro proposed to comply with the shareholders' equity listing requirement by raising up to $12,000,000 through the sale of preferred stock of Ontro Delaware (subsequent to its reincorporation in Delaware) to accredited investors at a price of $0.50 per share. Ontro is soliciting shareholder approval in connection with this proposed private placement in Proposal 8 of the Proxy Statement. As of the date of this Proxy Statement, there are no shares of Ontro Delaware's preferred stock issued or outstanding. Under Delaware law, the board of directors of Ontro Delaware may fix designations, preferences, relative rights and other distinguishing characteristics of one or more series of preferred stock. The board of directors of Ontro Delaware intends to fix these characteristics for a proposed Series A Preferred following shareholder approval of the private placement proposal.

         On December 17, 2002, Ontro was notified by Nasdaq that based upon Ontro's association with Mr. Khan, the conversion feature in the August Private Placement, and that the Company's plan of compliance with the shareholders' equity continued listing requirement was not sufficiently definitive, the Panel had determined Ontro's securities would be delisted from The Nasdaq Stock Market effective December 18, 2002.

         Ontro Delaware will have 75,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interests of holders of our common stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

         If our shareholders approve Proposal 3, we will file the Certificate of Merger in Delaware. We reserve the right to modify the form of the proposed Certificate of Merger and Amended Certificate of Incorporation to the extent that it may be necessary to do so in order to comply with applicable law. Ontro intends to effect all necessary filings to qualify the merger with the California Department of Corporations in compliance with California law. The Company also intends to meet all and any similar requirements in the jurisdictions where it may be required to do so.

         Even if the shareholders approve the Merger, Ontro reserves the right not to effect the Merger if, in the board of directors' opinion, it would not be in the best interests of Ontro and its shareholders to do so. Therefore, shareholders should retain any certificates they hold until contacted by Ontro or the exchange agent with instructions for exchange.

THE CHARTERS AND BYLAWS OF ONTRO CALIFORNIA AND ONTRO DELAWARE; SIGNIFICANT
---------------------------------------------------------------------------
DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE
-------------------------------------------------------------------

         The provisions of the Ontro Delaware Certificate of Incorporation and Bylaws are similar to those of the Ontro California Articles of Incorporation and Bylaws in certain respects, but differ in other respects. This discussion of the Certificate of Incorporation and Bylaws of Ontro Delaware is qualified by reference to Appendix C and D, respectively.

         The Articles of Incorporation of Ontro California currently authorize the Company to issue up to 20,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value. The Certificate of Incorporation of Ontro Delaware provides that it will have 175,000,000 authorized shares of common stock, par value $0.0001 per share, and 75,000,000 shares of preferred stock, par value $0.0001 per share. Both corporations' charter documents (Ontro Delaware's Certificate of Incorporation and Ontro California's Articles of Incorporation) provide that the board of directors is entitled to determine in one or more series, the powers, preferences, rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock.

         MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of Ontro California and Certificate of Incorporation of Ontro Delaware provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the Delaware and California law, respectively. The provision eliminating monetary liability of directors set forth in the Ontro Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Ontro California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability.

         The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the laws of these two states.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

         DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of a corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three year moratorium imposed by Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the board of directors of the Company intends that the Company be governed by Section 203. The Company believes that many Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

         Ontro believes that Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Ontro Delaware in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to Ontro Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Ontro Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

         CALIFORNIA. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than 50% but less than 90% of the target's common stock or its affiliate unless all of the target Company's stockholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

CLASSIFIED BOARD OF DIRECTORS

         A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

         DELAWARE. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Ontro Delaware Certificate of Incorporation and Bylaws do not provide for a classified board.

         CALIFORNIA. Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Charter or bylaws, which amendments must be approved by the shareholders. The Ontro California Articles of Incorporation provide for a classified board of directors designated as Class I and Class II. After the initial term of office of each class, each class shall have a term of two years. At each annual meeting of shareholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a two-year term. The classified director provisions of Ontro California Articles of Incorporation are not presently in effect but will automatically become effective when Ontro's common stock is listed on the Nasdaq NMS, NYSE or AMEX, and Ontro has at least 800 shareholders as of the record date for the most recent Annual Meeting. The classification of directors has the effect of requiring more time to change the composition of a majority of the board of directors.

REMOVAL OF DIRECTORS

         DELAWARE. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. Ontro Delaware will not have cumulative voting.

         CALIFORNIA. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

The Ontro Delaware Certificate of Incorporation will not provide for cumulative voting. As a result, after the Proposed Reincorporation, a director of Ontro Delaware may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote.

INDEMNIFICATION AND LIMITATION OF LIABILITY

         California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability, which are summarized below.

         DELAWARE. The Ontro Delaware Certificate of Incorporation provides that the Company will, to the extent and in the manner permitted by the Delaware General Corporation Law, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Company. With certain qualifications set forth in the Ontro Delaware Certificate of Incorporation, the Company is obligated to pay the reasonable expenses (including attorneys' fees) incurred by its directors or officers in defending any action, suit or proceeding in advance of its final disposition. The Company also may purchase and maintain insurance on behalf of any person who is or was its director, officer, employee or agent, or is or was serving in that capacity at the request of the Company against any liability asserted against him or her and incurred by him or her in any such capacity. In sum, the Ontro Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

         CALIFORNIA. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

INDEMNIFICATION COMPARED AND CONTRASTED.

         California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which provide for the permissive indemnification allowed by California law. Ontro has entered into agreements with each of its directors that provide such indemnification.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Ontro Delaware intends to enter into indemnification agreements with each of its directors.

INSPECTION OF STOCKHOLDER LIST

         Both California and Delaware laws allow any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent or more of the corporation's voting shares, or shareholders holding an aggregate of one percent or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a 10-day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

DIVIDENDS AND REPURCHASES OF SHARES

         California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         CALIFORNIA. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

STOCKHOLDER VOTING

         Both California and Delaware law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers.

         DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

APPRAISAL RIGHTS

         Under both California and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

         DELAWARE. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

         CALIFORNIA. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the proposed Reincorporation). Appraisal or dissenters' rights are therefore not available to shareholders of Ontro California with respect to the Reincorporation. California law generally affords appraisal rights in sale of assets reorganizations.

DISSOLUTION

         Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions.

INTERESTED DIRECTOR TRANSACTIONS

         Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware laws.

STOCKHOLDER DERIVATIVE SUITS

         California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder were a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

         Under Section 2115 of the California General Corporation Law, certain foreign corporations i.e., corporations not organized under California law, which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. Section 2115 contains an exemption for corporations whose shares are listed on a national securities exchange or are traded on the Nasdaq NMS and which have 800 or more shareholders as of the record date of its most recent Annual Meeting. The common stock of Ontro California and its successor company, Ontro Delaware, is traded on the Nasdaq SmallCap Market and, thus, Ontro Delaware could be subject to Section 2115 of the California General Corporation Law in certain circumstances if, among other conditions that are met by Ontro, 50% or more of the shareholders are California residents. Ontro currently believes that less than 50% of its shareholders are California residents and therefore Section 2115 currently does not apply.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of Ontro California stock who receive Ontro Delaware common stock in exchange for their Ontro California stock as a result of the Reincorporation. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular Ontro California shareholders, such as dealers in securities, or those Ontro California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Ontro California common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein.

IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of Ontro California stock upon receipt of Ontro Delaware stock pursuant to the Proposed Reincorporation;

         (b) The aggregate tax basis of the Ontro Delaware stock received by each stockholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Ontro California stock surrendered in exchange therefor; and

         (c) The holding period of the Ontro Delaware stock received by each shareholder of Ontro California should include the period for which such shareholder held the Ontro California stock surrendered in exchange therefor, provided that such Ontro California stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

Ontro has not requested a ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. THE COMPANY HAS NOT REQUESTED AN OPINION FROM COUNSEL TO THE EFFECT THAT THE PROPOSED REINCORPORATION WILL QUALIFY AS A REORGANIZATION WITHIN THE MEANING OF SECTION 368(a) OF THE CODE ("TAX OPINION"). THE TAX OPINION WILL NEITHER BIND THE IRS NOR PRECLUDE IT FROM ASSERTING A CONTRARY POSITION.

         A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Ontro California stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Ontro Delaware stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Ontro Delaware stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held Ontro California stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a stockholder would recognize gain to the extent the stockholder received (actually or constructively) consideration other than Ontro Delaware stock in exchange for the stockholder's Ontro California stock.

         State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

         Ontro California should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Ontro Delaware should succeed, without adjustment, to the federal income tax attributes of Ontro California.

APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION OF ONTRO DELAWARE, THE COMPOSITION OF THE BOARD OF DIRECTORS OF ONTRO DELAWARE, AND THE BYLAWS OF ONTRO DELAWARE AND ALL PROVISIONS THEREOF.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

          Proposal 3 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR Proposal 3.

                                   PROPOSAL 4

TO APPROVE AN AMENDMENT TO ONTRO'S 1996 OMNIBUS STOCK PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 1,545,400
                                 TO 10,000,000.

         During the year ended December 31, 1996, the Board of Directors adopted an equity incentive 1996 Omnibus Stock Plan for executives and key employees ("Plan"). The Plan authorizes the granting of options to purchase shares of Ontro's common stock. Current options generally vest ratably up to four years from the date of grant and expire five to ten years after the date of grant, or at the employee's termination date, if earlier. The number of shares authorized for the Plan is 1,545,400. As of December 1, 2002, there were approximately 252,170 shares available for grants under the Plan.

         The purpose of the Plan is to provide an incentive to eligible employees, officers, directors, and consultants, whose present and potential contributions are important to the continued success of Ontro, to afford these individuals the opportunity to acquire a proprietary interest in Ontro, and to enable Ontro to enlist and retain in its employment qualified personnel for the successful conduct of its business. This purpose is achieved through the granting of: (i) stock options, including incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code and non-qualified stock options ("Non-qualified Stock Options") which are not intended to meet the requirements of such section; (ii) stock appreciation rights ("Stock Appreciation Rights"); (iii) restricted stock ("Restricted Stock"); and (iv) long-term performance awards ("Long Term Performance Awards").

         Officers, directors, consultants, and other employees of Ontro whom the board of directors deems to have the potential to contribute to the success of Ontro are eligible to receive awards under the Plan. The Plan provides that Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Long-Term Performance Awards may be granted to employees (including officers), directors, and consultants of Ontro or any parent or subsidiary of Ontro. The Plan also provides that Incentive Stock Options may only be granted to employees (including officers) of Ontro or any parent or subsidiary of Ontro.

         The Plan is administered by the board of directors, or its duly appointed committee. The board of directors or its committee has full power to select the eligible individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant. The interpretation and construction of any provision of the Plan by the board of directors is final and conclusive. The board of directors has discretion in determining the number of shares and other terms of each option granted to each recipient. Each option grant shall be evidenced by an option agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that may be exercised on specified dates in the future, and such other provisions as the board of directors shall determine. The option price for each grant of an option is determined by the board of directors.

         Under the terms and provisions of the Plan, the board of directors may make such amendments to the Plan as it deems advisable and in the best interests of Ontro, without action on the part of the shareholders unless such approval is required pursuant to Section 422A of the Internal Revenue Code or Rule 16b-3 under the Exchange Act. However, an amendment to the Plan contemplating, among other things, a change in the total number of shares which may be optioned under the Plan, must be approved by the vote of the holders of a majority of the outstanding shares of common stock. For a more detailed description of the Plan, see "1996 Stock Option Plan."

         In the event this Proposal 4 is approved by the requisite shareholder vote, the total number of shares authorized under the Plan will increase from 1,545,400 to 10,000,000. However, as of the date of this Proxy Statement, Ontro does not have a sufficient number of authorized shares to provide for the proposed increase in the total number of shares authorized under the Plan. As discussed in Proposal 3 of this Proxy Statement, the Certificate of Incorporation of Ontro Delaware provides for 175,000,000 authorized shares of common stock, par value $0.0001 per share, and 75,000,000 shares of preferred stock, par value $0.0001 per share. Therefore, the proposed increase in the total number of shares authorized under the Plan from 1,545,400 to 10,000,000 will only become effective in the event that Proposal 3 is approved by the required vote of the Ontro California shareholders. In the event that both Proposals 3 and 4 of this Proxy Statement are approved by the required vote of Ontro California shareholders, upon the effective date of the Merger, the surviving entity, Ontro Delaware, will assume and continue the Plan, related plans and all other employee benefit plans of Ontro California.

         The board of directors has determined that it is in the best interest of Ontro to increase the number of shares which may be issued pursuant to options under the Plan from 1,545,400 to 10,000,000.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Proposal 4 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR Proposal 4.

                                   PROPOSAL 5

     TO APPROVE A BUYOUT PROPOSAL FOR THE REPURCHASE OF ALL ONTRO SECURITIES
             HELD BY AURA (PVT.) LTD. AND, IN CONNECTION THEREWITH,
             THE ISSUANCE OF WARRANTS TO PURCHASE ONTRO COMMON STOCK
               TO THE PURCHASERS OF AURA'S COMMON STOCK IN ONTRO.

         On September 20, 2002 Ontro's board of directors approved a buyout proposal by and between Ontro and Aura (Pvt.) Ltd. The terms of this buyout proposal and certain ancillary documents are described below.

         As of September 30, 2002, Aura beneficially owned approximately 3,124,210 shares of Ontro common stock ("Aura Shares") and certain unexercised warrants and options to purchase an additional 1,150,080 shares of Ontro's common stock ("Warrants"). In the event Aura were to elect to exercise its Warrants, Aura would beneficially own approximately 4,274,290 shares, or approximately 36% of Ontro's common stock. Aura is the single largest shareholder of Ontro.

         On December 17, 2002, Ontro received a notice from Nasdaq informing Ontro of the Nasdaq Listing Appeal Panel's determination to delist Ontro securities from The Nasdaq Stock Market effective December 18, 2002. The Nasdaq Listing Appeal Panel ("Panel") cited its broad discretionary authority under NASD Marketplace Rules 4300 and 4330 as one basis of its determination to delist Ontro's securities and cited public interest and investor protection concerns relating to Aura and certain persons allegedly affiliated with Aura. The Panel specifically referred to an individual, Rafi M. Khan ("Khan"), and the Panel's determination that as a result of Khan's alleged DE FACTO control of Aura, he is able to directly and indirectly exert control and influence over Ontro's operations. As a separate and additional basis for delisting, the Panel indicated its opinion Ontro violated Nasdaq's shareholder approval rules by failing to obtain shareholder approval prior to issuing a series of convertible notes in August 2002. For a more detailed discussion of these matters, see the discussion under the heading "Nasdaq" in Proposal 3 of this Proxy Statement.

         Ontro has taken several affirmative steps to severely diminish and eventually eliminate Aura's position within Ontro. Ontro ended its direct relationship with Khan by terminating his employment with the Company as of June 30, 2002. Mir Saied Kashani, Aura's sole representative on Ontro's board of directors, resigned as of August 7, 2002. Ontro has arranged for the buyout of Aura's holdings in Ontro. To that end, Ontro's board of directors authorized Christopher J. Reinhard, a private investor and venture capitalist, to, along with Ontro's executive management, negotiate a purchase of all of Aura's interest in Ontro. As a result of these negotiations, on September 7, 2002, Ontro and Aura executed a buyout proposal. Khan is also a signatory to this buyout proposal.

         Under the terms of the buyout proposal, Aura agreed to cancel and surrender all interest in the existing underwriters' representatives' options assigned to Aura following Ontro's initial public offering as well as all warrants and options to purchase Ontro securities held by Aura. In the event the buyout proposal is completed, designated investors, including Mr. Reinhard, would purchase all of Aura's Ontro common stock for $0.50 per share or approximately $1,550,000 and Ontro would make future payments to Aura of up to $2,500,000 in the event Ontro meets certain performance milestones as provided in the buyout proposal. Ontro's payments would be made in the following manner:

         (i) A cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more over any consecutive three month period;
         (ii) An additional cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more per quarter over any two consecutive quarters;
         (iii) An additional cash payment in the amount of $1,500,000 at any time Ontro evidences cumulative revenues of $20,000,000 or more per quarter over any two consecutive quarters; and
         (iv) Notwithstanding the foregoing provisions, if at the end of each fiscal quarter Ontro has cumulatively in its cash accounts more than $4,000,000, (other than funds from the sale of securities). Ontro agreed to pay Aura 30% of the amount in such accounts that is in excess of $4,000,000 and any such payment is to be applied to the payments due under paragraphs (i)-(iii) above.

         On September 8, 2002, Aura and Ontro executed a standstill agreement ("Aura Standstill"). In accordance with the terms and provisions of the Aura Standstill, Aura and its respective affiliates agreed, INTER ALIA, (i) not to acquire any beneficial interest in any equity securities of Ontro, (ii) not to vote any voting securities of Ontro, and (iii) not to participate in any solicitation of proxies. Aura also granted an irrevocable proxy coupled with interest to the Chief Executive Officer of Ontro to vote all Ontro's shares held by Aura in the name of Aura in the same manner and proportion as the shares held by all Ontro's shareholders. On October 2, 2002, Aura also executed an amendment to the Aura Standstill granting the proxy to vote all Aura Shares to approve proposals included in this Proxy Statement and presented at the Annual Meeting. The Aura Standstill expires on September 12, 2012. Ontro filed a Current Report on Form 8-K on September 19, 2002, to disclose the execution of the buyout proposal and the Aura Standstill, which filing contains copies of each the buyout proposal and the Aura Standstill.

         On September 19, 2002, Ontro and Khan executed a separate standstill agreement ("Khan Standstill"). The terms and conditions of the Khan Standstill are substantially the same as those of the Aura Standstill.

         As of the date of this Proxy Statement, the Aura buyout proposal has not been completed. In order for the Aura buyout proposal to be completed the Ontro shareholders must approve this Proposal, and investors must be prepared to remit the full amount of the purchase price for the Aura Shares to Aura in the approximate amount of $1,550,000. Christopher J. Reinhard has proposed to include up to $500,000 of his private funds towards the purchase of Aura Shares should the Aura buyout be completed. As of the date of this Proxy Statement, the identities of the investors prepared to commit funds for the purchase at the Aura Shares pursuant to the buyout proposal have not been identified. As of the date of this Proxy Statement, no current affiliates of Ontro intend to participate in the Aura buyout transaction.

         In the event the Aura buyout proposal is consummated the investors will become owners of Ontro common stock in proportion to their respective contributions to the purchase price of the Aura Shares. The anticipated funding to repurchase Ontro common stock will not be a loan to Ontro and thus Ontro will not be required to repay all or any portion of those proceeds at any point in the future. There is no assurance the investors, will be found or the Aura buyout transaction will be completed. There are currently no alternative financing arrangements available to Ontro in the event the investors fail to provide the requisite buyout amount. In the event the investors do not purchase all the Aura Shares the Aura buyout proposal will not be consummated.

COMMON STOCK PURCHASE WARRANT

         To induce their participation, the board of directors of Ontro resolved to issue additional consideration to the designated investors willing to participate in the Aura buyout transaction. Specifically, the board of directors will in its discretion issue to such individual investors, on a pro-rata basis, a certain number of warrants to purchase shares of Ontro common stock. Each five-year warrant would entitle the owner to purchase two shares of Ontro common stock for each share of Ontro common stock purchased from Aura at an exercise price of $0.50 per share. Each investor who purchases the Ontro common stock from Aura would also receive piggyback registration rights entitling the holder to register the shares of common stock issued upon exercise of the warrant upon the filing by Ontro of certain registration statements and subject to the conditions set forth in a separate Registration Rights Agreement. Based on the total number of Ontro common shares to be purchased from Aura under the buyout proposal, the board of directors estimates the warrants so issued to the designated investors may result in the issuance of up to approximately 6,250,000 shares of Ontro common stock, or 57% of the total number of shares as of the date of this Proxy Statement.

         Furthermore, the board of directors seeks shareholder approval of the proposed warrant issuance to the individual investors who will participate in the Aura share purchase.

         Ontro had 10,901,714 shares of the common stock issued and outstanding as of December 16, 2002. As of the same date, Aura beneficially owned 4,274,290 or 36%.

         The board of directors is soliciting the approval of its shareholders in connection with the Aura buyout proposal.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Proposal 5 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR Proposal 5.

                                   PROPOSAL 6

            TO APPROVE A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH THE AUGUST 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT
                                  SECURITIES.

         On August 15, 2002, Ontro's board of directors approved a private placement involving the sale of convertible notes to several individual investors, each of whom qualified as an "accredited investor" as the term is defined under Rule 501 of Regulation D as promulgated by the U.S. Securities and Exchange Commission ("SEC") under the Securities Act. The purpose of this private placement was to replenish Ontro's depleted cash reserves and to infuse much needed short-term capital into the Company during a critical stage of its development.

         Ontro's board of directors authorized the sale of up to $530,000 in convertible notes, issuance of warrants to the lenders, and reserving sufficient common stock for issuance upon conversion of the notes and exercise of the warrants. Ontro and each investor participating in this private placement executed the following underlying documents: a Loan Agreement, a Common Stock Purchase Warrant and a Convertible Promissory Note. In accordance with the terms and provisions of these documents, Ontro sold $530,000 of convertible debt securities to several parties during August and September 2002.

CONVERTIBLE PROMISSORY NOTES

         The convertible notes bear interest at 8% per annum for a one year term, and each is convertible into shares of Ontro's common stock at a conversion price determined under a formula described below. The notes also contain a provision stating that at the option of the holder, the note may become immediately due and payable in an amount equal to the sum of (i) twice the original principal amount of the note, and (ii) any accrued and unpaid interest owing on the note, in the event of a change in control of Ontro, i.e., any acquisition of beneficial ownership of 25% or more of outstanding common stock of Ontro by a non-affiliate if such acquisition is not approved by the Ontro board of directors.

         Each note contains an automatic conversion provision providing that immediately upon the closing of a sale by Ontro of its common stock or securities convertible into common stock to third party investors prior to the maturity date, the note automatically converts into a number of fully paid and non-assessable shares of Ontro's common stock which number is determined by dividing the principal amount outstanding under the note, plus any accrued but unpaid interest as of the conversion date, by the lesser of (i) $0.50 or (ii) either (a) the price per share of common stock sold prior to the first anniversary of the loan agreement or (b) the imputed price per share of common stock if securities convertible into common stock are sold. In addition, Ontro and each investor executed an amendment to the Loan Agreement, which amendment provides the number of shares of common stock into which the note automatically converts is not to exceed 19.9% of the total number of shares of Ontro common stock outstanding before the issuance of Ontro's common stock, unless and until Ontro's shareholders approve the issuance of the additional shares. The subsequent equity financing and any stock issuance in connection with that financing must be approved by Ontro's shareholders.

         The note further provides all Ontro common stock issued upon conversion of each note is restricted and subject to a lock-up agreement, which, in essence, prevents the holder of shares of Ontro's common stock received upon conversion from selling, assigning or transferring those shares for a specific time period.

COMMON STOCK PURCHASE WARRANT

         Under the terms and provisions of this warrant, at any time during a five year period the holder may purchase Ontro common shares at an exercise price of $0.50 per share ("Exercise Price"). The Exercise Price shall be reduced (once only) to the price per share Ontro sells its common stock or securities convertible into common stock prior to the first anniversary of the warrant if the per share price in such sale is less than $0.50. In addition to the foregoing Exercise Price adjustment, the number of shares underlying this warrant shall be increased to equal the quotient of the total amount due under the note issued to the warrant holder divided by the actual or imputed price per share (in case of the convertible security placement) of the securities sold by Ontro for less than $0.50 per share. This warrant is exercisable for a period of five years from issuance.

         Under the terms of the above described August 2002 convertible debt financing ("August Private Placement"), the subsequent equity financing and any stock issuance in connection with that financing must be approved by Ontro's shareholders. This precaution was undertaken to ensure Ontro does not violate a Nasdaq stockholder approval corporate governance requirement.

         In addition, Ontro entered into an amendment to the Loan Agreement with each lender that limits the number of shares of common stock of Ontro into which all of the notes automatically convert to 19.9% of the total number of shares of Ontro outstanding before the issuance of the conversion shares, unless and until Ontro's shareholders approve the issuance of additional shares at the lower price.

         Notwithstanding Ontro's precautions, however, on December 17, 2002 the Company was notified by Nasdaq that Ontro securities would be delisted from The Nasdaq Stock Market effective December 18, 2002. The notice indicated the failure to obtain shareholder approval for the convertible notes issued in the August Private Placement was one basis for the delisting. For additional discussion of the Nasdaq delisting, please refer to Proposal 3 and 5 discussions in this Proxy Statement.

         In the event Ontro's shareholders do not approve the stock issuance underlying the August Private Placement, the conversion feature of the note will not be enforceable by the noteholders, and the one year notes automatically become demand claims against Ontro.

PLACEMENT AGENT COMPENSATION

         In connection with the August and September Private Placement (the terms and conditions of the September Private Placement are discussed in Proposal 7 of this Proxy Statement), Ontro engaged the firm of Flemming & Lessard, LLC. Under the terms of engagement, Flemming & Lessard is to be paid
(i) a finder's fee in the amount of 6% of the total amount of the notes up to $780,000 and, (ii) upon the completion of the financing in the amount of up to $780,000, one five-year warrant to purchase 125,000 shares of Ontro common stock at the same price per share the notes convert into Ontro common shares. As of the date of this Proxy Statement, Ontro has remitted $46,800 in satisfaction of its obligations to Flemming & Lessard. The terms and conditions of the warrant to Flemming & Lessard are substantially the same as those of the warrant issued to the lender under the August and September Private Placements and is subject to shareholder approval at the Annual Meeting. The Ontro California board of directors is seeking shareholder approval prior to issuing the warrant to Flemming & Lessard. Therefore, shareholder approval of the August Private Placement (Proposal 6 of this Proxy Statement) will have the effect of approving issuance of the proposed warrant to Flemming & Lessard.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         Proposal 6 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR Proposal 6.

                                   PROPOSAL 7

            TO APPROVE A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN
CONNECTION WITH THE SEPTEMBER 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT
                                  SECURITIES.

         On September 17, 2002, Ontro's board of directors approved another private placement of convertible debt securities ("September Private Placement") of up to $250,000 in convertible debt and warrants, and reserving sufficient common stock for issuance upon conversion of the debt and exercise of the warrants.

         The terms and provisions of the September Private Placement are substantially similar to those of the August Private Placement, EXCEPT in the following respects:

         (i) the warrant to purchase one share of Ontro's common stock for each $0.50 of the underlying loan may be issued only after Ontro obtains the approval of its shareholders;
         (ii) the note becomes immediately due and payable upon demand by the lender on or after January 1, 2003 if Ontro's shareholders have not by such date approved the issuance of Ontro's common stock upon conversion of the note; and
         (iii) the note contains a revised automatic conversion provision that states that immediately upon the latter to occur of (i) the closing of a sale by Ontro of its common stock or securities convertible into common stock to third party investors prior to the maturity date of the note or (ii) the date of shareholder approval of the issuance of common stock upon conversion of the note automatically converts into a number of fully paid and nonassessable shares of common stock as may be obtained by dividing the principal amount outstanding under the Note, plus any accrued but unpaid interest as of the conversion date, by the lesser of (i) $0.50 or (ii) either (a) the price per share of common stock subsequently sold or (b) the imputed price per share of common stock if securities convertible into common stock are subsequently sold.

         The board of directors seeks approval of the proposed stock issuance. In the event Ontro's shareholders do not approve the stock issuances underlying the September Private Placement, the conversion feature of the Note will not be enforceable by the noteholders and such noteholders will hold demand claims against Ontro in the amount of $250,000. For additional discussion of related matters, see the discussion set forth in Proposal 6 of this Proxy Statement.

PLACEMENT AGENT COMPENSATION

         Ontro engaged Flemming & Lessard, LLC in connection with the August and September Private Placement. The terms of the engagement are disclosed in Proposal 6 of this Proxy Statement.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         Proposal 7 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR Proposal 7.

                                   PROPOSAL 8

         TO APPROVE A PROPOSED ISSUANCE OF THE SHARES OF ONTRO DELAWARE PREFERRED STOCK AND WARRANTS TO PURCHASE SHARES OF ONTRO DELAWARE COMMON STOCK
              IN CONNECTION WITH AN ANTICIPATED PRIVATE PLACEMENT.

         As of the date of this filing, Ontro has been in negotiations with various individual and institutional investors to raise additional capital to continue Ontro's operations. If the reincorporation of Ontro in Delaware (Proposal 3) is approved, Ontro Delaware proposes to raise up to $12,000,000 in a private placement sale of up to 24,000,000 preferred shares, par value $0.0001 per share ("Preferred Stock"), at a price of $0.50 per share. Each share of Preferred Stock will be convertible into one share of Ontro Delaware common stock at the election of the preferred stockholder. The board of directors of Ontro Delaware reserves the right to specify the other rights, preferences and privileges of the Preferred Stock, including the dividend rate, liquidation preferences, registration rights and other features. The Ontro Delaware board of directors, in its discretion, may also offer warrants to purchase up to an equal number of common shares in connection with the sale of the Preferred Stock with an exercise price of not less than $0.50 per share, a term not greater than three years from the date of issuance and with such other rights as are determined by the Ontro Delaware board of directors.

         The Preferred Stock private placement will be effected in reliance upon the exemption from registration under Section 4(2) of the Securities Act on the basis that the transaction does not involve any public offering and that the purchasers will be financially sophisticated individuals or entities with access to the kind of information that registration would provide and are "accredited investors" as that term is defined under Rule 501 of Regulation D as promogulated by the SEC under the Securities Act of 1933 as amended. Ontro intends to utilize the net proceeds of the private placement for working capital and other general corporate purposes.

         As of the date of this Proxy Statement, there are no shares of Preferred Stock issued or outstanding. Under Delaware law the Ontro board of directors may fix designations, preferences, relative rights and other distinguishing characteristics of the Preferred Stock.

         The Ontro California board of directors is soliciting shareholder approval of a future issuance of Ontro Delaware Preferred Stock and warrants to purchase Ontro Delaware common stock and the common stock underlying both. In the event Ontro shareholders do not approve this proposal, Ontro will have to consider alternative sources of financing its working capital needs. There is no assurance such alternative sources would be available to Ontro, or that they would be available on terms favorable to Ontro. Ontro does not have any alternate financing sources, and believes none are likely to be discovered. Ontro believes the failure to sell the Preferred Stock will have a material adverse impact upon Ontro's operations and likely result in Ontro ceasing operation.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         Proposal 8 must be approved by a majority of the votes cast in order to be effective. The board of directors unanimously recommends a vote FOR the approval of Proposal 8.

                                   PROPOSAL 9

             TO APPROVE A PROPOSED ISSUANCE OF A WARRANT TO PURCHASE
    SHARES OF ONTRO COMMON STOCK IN CONNECTION WITH LOANS FROM AN INDIVIDUAL
                                   INVESTOR.

         On November 21, 2002, Christopher J. Reinhard made a loan to Ontro California in the amount of $100,000. Mr. Reinhard has agreed to become an Ontro Delaware director upon completion of the Reincorporation (described in Proposal 3 of this Proxy Statement), and has committed up to $500,000 of his own private funds as part of the proposed Aura buyout transaction (discussed in detail in Proposal 5 of this Proxy Statement). The Ontro board of directors reviewed the terms and conditions of the proposed loan and approved it. In connection with the loan to Ontro, Mr. Reinhard and Ontro executed a loan agreement and a promissory note. Ontro is using the loan proceeds for working capital and general corporate purposes.

         In addition Mr. Reinhard has indicated he may be willing to loan up to an additional $200,000 to Ontro on the same terms.

         Mr. Reinhard qualifies as an "accredited investor" as the term is defined under Rule 501 of Regulation D as promulgated by the SEC under the Securities Act.

PROMISSORY NOTE

         In connection with the loan Ontro executed a promissory note in favor of Mr. Reinhard in the principal amount of $100,000 (the "Note"). Under the terms and conditions of the Note, Ontro is required to repay the principal amount of the loan together with the interest at a rate of 8% percent per annum from the date of the execution of the Note until the earlier of (i) the date which is five days following the date on which Ontro receives gross proceeds of $2,000,000 or more from a sale of its equity securities, or (ii) the first anniversary of the Note ("Maturity Date"). Both the principal amount of the Note and the interest is due and payable on the Maturity Date. The Note contains no conversion provisions. In the event Mr. Reinhard loans Ontro up to an additional $200,000 Ontro will execute an additional note to Mr. Reinhard on the same terms as the existing $100,000 Note.

         In connection with the loan and any additional loan of up to an additional $200,000, Ontro agreed to seek shareholder approval to issue a warrant to Mr. Reinhard to purchase one share of Ontro common stock for each two dollars loaned to Ontro, at an exercise price of $0.50 per share. If Mr. Reinhard does not loan any additional funds to Ontro, the warrant would be for 50,000 shares, and if Mr. Reinhard loans an additional $200,000 to Ontro, the number of shares of Ontro common stock available for purchase under the warrant would increase to 150,000 shares. The warrant would contain a one time exercise price adjustment provision in the event Ontro sells its common shares or securities convertible into common stock on or before the first anniversary of the warrant at an actual per share price of less than $0.50 per share. The adjustment of the exercise price thus would be made to match this lower per share price. In addition, the number of shares underlying the warrant will be increased to equal the quotient of $25,000 divided by the actual or imputed price per share of the Ontro common stock sold for less than $0.50 per share. The warrant would be exercisable for a period of five years from the date of issuance. The issuance of the warrant is subject to approval by the Ontro shareholders.

         The Ontro board of directors is soliciting the approval of its shareholders to issue the warrant to Mr. Reinhard.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         Proposal 9 must be approved by a majority of the votes cast in order to be effective. The board of directors unanimously recommends a vote FOR the approval of Proposal 9.

                              OTHER PROPOSED ACTION

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the Annual Meeting or any adjournments thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act, and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

SHAREHOLDER PROPOSALS AND SUBMISSIONS

         Any proposal relating to a proper subject which a shareholder may intend to present for action at the 2003 Annual Meeting and which such shareholder may wish to have included in Ontro's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act, be received in proper form by Ontro at its principal executive office no later than December 31, 2002. It is suggested that any such proposal be submitted by certified mail return receipt requested.

FORM 10-KSB ANNUAL REPORT

         A COPY OF THE ANNUAL REPORT ON FORM 10-KSB (EXCLUDING EXHIBITS) INCLUDING FINANCIAL STATEMENT AND FOOTNOTES HAS BEEN INCLUDED WITH THE MAILING OF THIS PROXY TO ALL SHAREHOLDERS. Shareholders may obtain additional copies of this report, including financial statements, without charge, by writing to Kevin
A. Hainley, Chief Financial Officer, at Ontro's executive offices at 13250 Gregg Street, Poway, California 92064.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                                           ONTRO, INC.

                                                           Kevin A. Hainley
                                                           SECRETARY

PROXY
ANNUAL MEETING OF ONTRO, INC.

____________, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby grants its proxy to James A. Scudder and Kevin
A. Hainley, CEO and CFO, of Ontro respectively, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholder to be held on _________, at ____ P.M. Pacific Standard Time, at 13250 Gregg Street, Poway, California 92064 or at any adjournments thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. TO ELECT DIRECTORS, EACH TO SERVE UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

[ ] FOR THE NOMINEES LISTED BELOW         [ ] WITHHOLD AUTHORITY TO VOTE
                                              for the nominee listed below

            James L. Berntsen         James A. Scudder
            Douglas W. Moul           Carroll E. Taylor

(INSTRUCTION: To withhold authority to vote for a nominee strike a line through the nominee's name above)

2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS ONTRO'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2002.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

3. TO APPROVE THE CHANGE OF ONTRO'S STATE OF INCORPORATION FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

4. TO APPROVE AN AMENDMENT TO ONTRO'S 1996 OMNIBUS STOCK PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 1,545,400 TO 10,000,000.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

5. TO APPROVE A BUYOUT PROPOSAL FOR THE REPURCHASE OF ALL ONTRO SECURITIES HELD BY AURA (PVT.) LTD. AND, IN CONNECTION THEREWITH, THE ISSUANCE OF WARRANTS TO PURCHASE ONTRO COMMON STOCK TO THE PURCHASERS OF AURA'S COMMON STOCK IN ONTRO.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

6. TO APPROVE A PROPOSED ISSUANCE OF ONTRO COMMON STOCK IN CONNECTION WITH THE AUGUST 2002 PRIVATE PLACEMENT OF ONTRO CONVERTIBLE DEBT SECURITIES.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

7. TO APPROVE A PROPOSED ISSUANCE OF ONTRO COMMON STOCK IN CONNECTION WITH THE SEPTEMBER 2002 PRIVATE PLACEMENT OF ONTRO CONVERTIBLE DEBT SECURITIES.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

8. TO APPROVE A PROPOSED ISSUANCE OF THE SHARES OF ONTRO DELAWARE PREFERRED STOCK AND WARRANTS TO PURCHASE SHARES OF ONTRO DELAWARE COMMON STOCK IN CONNECTION WITH AN ANTICIPATED PRIVATE PLACEMENT.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

9. TO APPROVE A PROPOSED ISSUANCE OF A WARRANT TO PURCHASE SHARES OF ONTRO COMMON STOCK IN CONNECTION WITH A LOAN TO ONTRO FROM AN INDIVIDUAL INVESTOR.

[ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

10. TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Dated: ____________________________            _________________________________
                                               Signature
Dated: ____________________________            _________________________________
                                               Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. A person signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                                                      APPENDIX A
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

AUDIT COMMITTEE CHARTER
                            ADOPTED AS OF ____, 2002

AUDIT COMMITTEE CHARTER
PAGE 1
--------------------------------------------------------------------------------

                                   ONTRO, INC.
                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------
                                                                OCTOBER __, 2002

I.       RESPONSIBILITY

         The Ontro, Inc. ("Ontro") Audit Committee ("Committee") was established to assist the Board of Directors in carrying out its oversight responsibilities that relate to Ontro's accounting and financial reporting processes, audits of Ontro's financial statements, internal controls, and compliance with laws regulations and ethics. This policy reaffirms that the Committee's duties are oversight in nature and that the primary responsibility for financial reporting, internal control, and compliance with laws, regulation, and ethics standards rests with Ontro's executive management and that Ontro's external auditors are responsible for auditing Ontro's financial statements. The foregoing notwithstanding, the Committee, in its capacity as the audit committee of the Board of Directors, has direct responsibility for the appointment, compensation and oversight of the work of any registered public accounting firm employed by Ontro (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee does not provide any expert or special assurances as to Ontro's financial statements or any professional certification as to the external auditor's work.

         The Committee has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to establish procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters. The Committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The President, the Chief Financial Officer or the Corporate Secretary of Ontro shall provide, or arrange to provide, such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of Ontro, and/or others whose views would be considered helpful to the Committee.

         The Committee's prior approval is required for all auditing services and non-audit services. However, in the event the aggregate amount of non-audit services constitutes 5% or less of the total revenues paid by Ontro to its external auditor during the fiscal year in which non-audit services are provided, if Ontro did not recognize that these services were non-audit services at the time of the engagement and the Committee is promptly notified of this fact by Ontro, if the Committee (or one or more members of the Committee who are also members of the board to whom approval authority has been delegated by the Committee) approves such non-audit services prior to their completion, the requirement for Committee pre-approval may be waived.

AUDIT COMMITTEE CHARTER
PAGE 2
--------------------------------------------------------------------------------

         The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and that the following duties of the Committee are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

A.    Financial Reporting

         Committee procedures shall include:

           1.    Selection of Independent Public Accountants

                  The Committee shall review senior management's recommendation on the annual selection of the external auditors. The Committee shall submit its recommended appointment (or reappointment) or termination of external auditors to the Board of Directors for their approval.

                  The Committee's review shall include:

                  - Review and prior approval of all auditing services and non-audit services. (In the event the Committee approves an audit service within the scope of an auditor's engagement, that audit service shall be deemed to have been pre-approved.)

                  - Opinions on the performance of the external auditors by appropriate management.

                  - Inquiring if the external auditors face any significant litigation or disciplinary actions by the Securities and Exchange Commission (the "Commission") or others.

                  - Inquiring whether the chief executive officer of Ontro's external auditors was employed by a registered independent public accounting firm and participated in any capacity in Ontro's audit during the one-year period preceding the commencement of an audit of Ontro.

                  - Obtaining written disclosure from the external auditors describing all relationships between the external auditors and Ontro that bear on independence and objectivity.

                  - Discussing auditor independence with its external auditors and recommending that the Board of Directors take appropriate action regarding any independence issues.

AUDIT COMMITTEE CHARTER
PAGE 3
--------------------------------------------------------------------------------

                  - Discussing with Ontro's Chief Executive Officer and Chief Financial Officer certifications in Ontro's periodic reports concerning disclosures of significant control deficiencies and any fraud by management.

                  -  Auditor engagement letters and estimated fees.

                  - Consideration of the report of the external auditor's latest peer review conducted pursuant to a professional quality control program.

                  - Review of management's letter of representation and consideration of any significant operational or reporting issues that may affect the financial statements.

                  - Proposed non-audit services and consideration of the possible effect that these services could have on the independence of the external auditors.

                  - Facilitating and maintaining an open avenue of communication with Ontro's external auditors.

                  - Ensuring the Committee is informed in a timely manner by Ontro's independent auditor of (1) all critical accounting policies and practices the independent auditor intends to use for the audit; (2) discussion with Ontro's management of all alternative treatments of financial information within generally accepted accounting principles, the ramifications of the use thereof and the preferred the independent auditor's preferred treatment; and (3) other material written communications between the independent auditors and Ontro's management to include any management letter or schedule of audit adjustments.

           2. Meeting with Ontro's general counsel, if any, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on Ontro's financial statements.

           3.    Regarding Ontro's financial statements, the Committee will:

                  - Review Ontro's audited annual financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

                  - Review Ontro's interim quarterly financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

AUDIT COMMITTEE CHARTER
PAGE 4
--------------------------------------------------------------------------------

                  - Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues.

                  - Review the financial statements to be issued with management and with the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders prior to the release of the each quarterly financial report to shareholders.

                  - Make a recommendation to the Board of Directors regarding the inclusion of interim and annual financial statements in Ontro's Commission filings based on its review of such financial statements with management and the independent auditors.

                  - Ensure that management maintains reliability and integrity of accounting policies and financial reporting and that management establishes and maintains processes to assure adequate systems of internal control.

                  - Disclose in Ontro's annual proxy or information statement, the existence of the Committee and the Committee charter and the extent to which the Committee has satisfied its responsibilities during the prior year in compliance with its charter.

                  - Disclose the Committee's approval of any non-audit services in Ontro's periodic reports filed with the Commission.

                  - Review the management letter issued by the external auditors and management's response.

                  - Review fees paid for audit and consulting services, respectively.

           4. Annually review and examine those matters which relate to a financial review of Ontro's Investment Policies.

           5. Submit findings of importance, conclusions, recommendations, and items that require follow-up or action to the Board of Directors.

           6. Annually review and update the Audit Committee Charter and submit the Charter to the full Board of Directors for approval.

           7. Maintain minutes or the other records of meetings and activities of the Committee.

AUDIT COMMITTEE CHARTER
PAGE 5
--------------------------------------------------------------------------------

B.    Monitoring of Internal Controls

         The Committee is responsible for obtaining and understanding of Ontro's key financial reporting risk areas and internal control structure. The Committee monitors the internal control process by reviewing information provided in the Business Conduct Questionnaire and Annual Certification reporting made by each Ontro employee, discussions with the chief financial and accounting officers and such other persons as the Committee deems appropriate, and discussions with and reports issued by external auditors.

C.    Compliance with Laws, Regulations, and Ethics

         The Committee shall review reports and other information to gain reasonable assurance that Ontro is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud.

         Committee procedures shall include:

         1. Review Ontro's policies relating to compliance with laws, regulations, ethics, and conflict of interest.

         2. Review significant cases of conflict of interest, misconduct, or fraud and the resolution of such cases.

         3. Review Ontro's policies and processes for compliance with U.S. and foreign country export controls, laws and regulations.

         4. Review Ontro's policies and processes for compliance with the Foreign Corrupt Practices Act and the USA Patriot Act.

         5. Review compliance reports received from regulators and consider legal and regulatory matters that may have a material impact on the financial statements.

         6. Review external auditor's reports that relate to the monitoring of compliance with Ontro's policies on business ethics.

         7. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by internal or external auditors.

         8. Review the disclosure included in Ontro's periodic reports concerning whether at least one member of the Committee is a "financial expert" (as defined in Part II below) and, if no member of the Committee is a "financial expert", why no such expert has been appointed to the Committee.

AUDIT COMMITTEE CHARTER
PAGE 6
--------------------------------------------------------------------------------

II.      OVERSIGHT OF EXTERNAL AUDIT FUNCTIONS

         The Committee shall schedule meetings as necessary to receive and discuss reports from staff, other committees, and consultants. Particular emphasis will be given by the Committee to significant control deficiencies, and actions taken by management to correct them. The Committee may request through the Chief Financial Officer that the external auditors perform special studies, investigations, or other services in matters of interest or concern to the Committee.

         The Committee's oversight of external audit coverage is covered under section I.A. above.

III.     COMMITTEE MEMBERSHIP

         The Committee shall be composed of three or more Directors, each of whom shall be independent. To be considered independent, a Committee member may not (other than in his capacity as a member of the Committee, the Board or another committee of the Board) accept any consulting, advisory or other compensatory fee from Ontro or be an affiliated person of Ontro or any of its subsidiaries. Each member shall comply with the requirements promulgated by The National Association of Securities Dealers, Inc. and the Commission, and shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment. All members of the Committee will have a general understanding of basic finance practices, and accounting practices and policies, and at least one member must have the requisite accounting or related financial management expertise to be deemed a "financial expert", as that term is defined by the Commission, having through education and experience as a public accountant, or auditor or a principal financial officer, comptroller or principal accounting officer or a position performing similar functions, an understanding of GAAP and financial statements, experience in the preparation or auditing of financial statements of generally comparable issuers and the application of such principles in connection with the accounting for estimates, accruals and reserves, and experience with internal accounting controls and an understanding of audit committee functions. The Chairman and other members of the Committee shall be appointed by the Board of Directors.

         Vacancies occurring in the Committee may be filled by appointment of the Chairman of the Board, but no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

AUDIT COMMITTEE CHARTER
PAGE 7
--------------------------------------------------------------------------------

         The Secretary of the Committee shall be appointed by the majority vote of the Committee. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

IV.      CONDUCT OF BUSINESS

         All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present. The Board of Directors shall have overall authority over all Committee actions.

V.       COMPENSATION

         The compensation of members of the Committee may be determined from time to time by resolution of the Board of Directors. Members of the Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

VI.      TIME AND PLACE OF MEETINGS

         Committee meetings shall be held quarterly or more frequently as necessary at an agreed upon location. The Committee may ask members of management or others to attend the meeting and to provide pertinent information as necessary.

VII.     PRESENTATION OF REPORTS TO THE BOARD OF DIRECTORS

         The Committee shall make an annual presentation to the Board of Directors within three months after the receipt of the external auditor's opinion on Ontro's financial statement. The presentation shall provide an overview of the Committee's activities, findings of importance, conclusions, recommendations, and items that require follow-up or action by the Board. Presentations may be made at more frequent intervals if deemed necessary by the Committee or as requested by the Board of Directors.

                                                                      APPENDIX B
                                                                      ----------




                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                      ONTRO, INC. (A DELAWARE CORPORATION)
                                       AND
                     ONTRO, INC. (A CALIFORNIA CORPORATION)

         THIS AGREEMENT AND PLAN OF MERGER dated as of ________________, 2003 (the "Agreement") is between Ontro, Inc., a Delaware corporation ("Ontro Delaware") and Ontro, Inc., a California corporation ("Ontro California"). Ontro Delaware and Ontro California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

         A. Ontro California has determined that it is in the best interests of Ontro California and its shareholders for Ontro California to be reincorporated in Delaware. Ontro California has caused Ontro Delaware to be formed for that purpose. Ontro Delaware has no stockholders. It is contemplated that Ontro California will be merged into Ontro Delaware and that Ontro Delaware will be the surviving corporation, that the shareholders of Ontro California will become the stockholders of Ontro Delaware upon the effectiveness of the merger, and that each such shareholder will have the same proportionate interest in Ontro Delaware after the Merger as the shareholder had in Ontro California immediately before the merger.

         B. Ontro Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 250,000,000 shares, 175,000,000 of which are designated "Common Stock," par value $0.0001 per share, and 75,000,000 of which are designated "Preferred Stock," par value $0.0001 per share. As of the date hereof, no shares of Common Stock are issued and outstanding, and no shares of Preferred Stock are issued and outstanding.

         C. Ontro California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 20,000,000 shares, no par value, which are designated as "Common Stock" and 5,000,000 shares, no par value, which are designated as "Preferred Stock". As of September 30, 2002, 10,901,715 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding.

         D. The Board of Directors of Ontro California has determined that, for the purpose of effecting the reincorporation of Ontro California in the State of Delaware, it is advisable and in the best interests of Ontro California and its shareholders that Ontro California merge with and into Ontro Delaware upon the terms and conditions herein provided.

         E. The respective Boards of Directors of Ontro Delaware and Ontro California have approved this Agreement and the Board of Directors of Ontro California has directed that this Agreement be submitted to a vote of Ontro California's shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Ontro Delaware and Ontro California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.    MERGER

         1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Ontro California shall be merged with and into Ontro Delaware (the "Merger"), the separate existence of Ontro California shall cease and Ontro Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. The shareholders of Ontro California before the Merger shall be the sole stockholders of Ontro Delaware after the Merger, and each such shareholder shall have such proportionate interest in Ontro Delaware after the Merger as he had in Ontro California before the Merger. Ontro Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Ontro, Inc.

         1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

                  (a) This Agreement and Merger shall have been adopted and approved by the shareholders of Ontro California in accordance with the requirements of the California Corporations Code;

                  (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                  (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

                  (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Ontro California shall cease and Ontro Delaware, as the Surviving Corporation, (i) shall continue to possess, either directly or through any of its wholly owned subsidiaries including but not limited to Insta-Heat, Inc., a California corporation, all of its assets, rights, powers, physical property, and intellectual property including, but not limited to, Ontro California's U.S. and foreign patents, whether approved or pending, trademarks, service marks, and trade secrets, as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Ontro California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Ontro California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Ontro Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Ontro California in the same manner as if Ontro Delaware had itself incurred them, all is more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

         1.4 TAX CONSEQUENCES OF THE MERGER. The transaction is intended to qualify as a Section 368(a)(1)(F) exchange of the Internal Revenue Code of 1986, as amended.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. The Restated Certificate of Incorporation of Ontro Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of Ontro Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS. The directors of Ontro Delaware shall be Douglas W. Moul and Carroll E. Taylor, until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of

Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.  MANNER OF CONVERSION OF STOCK

         3.1 ONTRO CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Ontro California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any further action by the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, par value $0.0001 per share of the Surviving Corporation.

         3.2      ONTRO CALIFORNIA OPTIONS AND EMPLOYEE BENEFITS.

                  (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and related plans and all other employee benefit plans of Ontro California. Each outstanding and unexercised option or other right to purchase Ontro California Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Ontro California Common Stock issuable pursuant to any such option or related right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Ontro California option or related right at the Effective Date of the Merger.

                  (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and related rights equal to the number of shares of Ontro California Common Stock so reserved immediately prior to the Effective Date of the Merger.

         3.3 ONTRO DELAWARE COMMON STOCK AND PREFERRED STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.0001 par value, and each share of Preferred Stock, $.0001 par value, if any, of Ontro Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Ontro Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Ontro California Common Stock may, at such shareholder's option, surrender the same for cancellation to Corporate Stock Transfer as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock and/or Preferred Stock (as applicable) into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Ontro California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock and/or Preferred Stock (as applicable) into which such shares of Ontro California Common Stock were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock and/or Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Ontro California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

         If any certificate for shares of Ontro Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Ontro Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Ontro Delaware that such tax has been paid or is not payable.

4.   GENERAL

         4.1 COVENANTS OF ONTRO DELAWARE. Ontro Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

                  (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

                  (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Ontro Delaware of all of the franchise tax liabilities of Ontro California; and

                  (c) take such other actions as may be required by the California General Corporation Law.

         4.2 FURTHER ASSURANCES. From time to time, as and when required by Ontro Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Ontro California such deeds and other instruments, and there shall be taken or caused to be taken by Ontro Delaware and Ontro California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Ontro Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Ontro California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Ontro Delaware are fully authorized in the name and on behalf of Ontro California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Ontro California or of Ontro Delaware, or of both, notwithstanding the approval of this Agreement by the stockholders of Ontro California.

         4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of Ontro California shall not:
(a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

         4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19801, County of New Castle and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

         4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 13250 Gregg Street, Poway, California 92064 and copies thereof will be furnished to any shareholder of Ontro California, upon request and without cost.

         4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

         4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Ontro, Inc., a Delaware corporation, and Ontro, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                        ONTRO, INC.
                                        a Delaware corporation

                                        By:

                                        ----------------------------------------
                                        Name
                                        Title:
ATTEST:

----------------------------------
Name:
Title: Secretary

                                        ONTRO, INC.
                                        California Corporation

                                        By:

                                        ----------------------------------------
                                        Name
                                        Title:
ATTEST:

----------------------------------
Name: Kevin A. Hainley
Title: Secretary

                                                                      APPENDIX C
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

                        RESTATED CERTIFICATE OF INCORPORATION
                             DATED AS OF ____, 2002

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   ONTRO, INC.

         Ontro, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation" or "Company"), hereby certifies as follows:

          1. The name of the Corporation is Ontro, Inc.

          2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on October 2, 2002.

          3. The Corporation has not received any payment for its stock.

          3. This Restated Certificate of Incorporation, which restates, integrates, amends and supersedes the existing Certificate of Incorporation of this Corporation, was duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware by the unanimous written consent of the Corporation's Board of Directors.

          4. The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST:   NAME.    The name of the Corporation is:

                                   Ontro, Inc.

SECOND: REGISTERED OFFICE AND REGISTERED AGENT. The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, located in New Castle County. The name of its registered agent of the Corporation at such address is Corporation Service Company.

THIRD: PURPOSE. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: CAPITALIZATION. The total number of shares of stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000). The total number of shares of common stock ("Common Stock") which the Corporation is authorized to issue is one hundred seventy-five million (175,000,000), par value $0.0001 per share. The total number of shares of preferred stock ("Preferred Stock") which the Corporation is authorized to issue is seventy-five million (75,000,000), par value $0.0001 per share.

          The Board of Directors ("Board") is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

         (a) The number of shares constituting that series and the distinctive designation of that series;
         (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
         (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
         (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board shall determine;
         (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
         (f) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
         (g) The rights of the shares of that series in the event of voluntary of involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and
         (h) Any other relative rights, preferences and limitations of that series.

FIFTH: DIRECTORS. The number of directors of the Corporation shall be set forth in the by-laws of the Corporation, which number may be increased or decreased pursuant to the by-laws of the Corporation. The Board of Directors is authorized to make, alter, or repeal the by-laws of the Corporation.

SIXTH: LIABILITY OF DIRECTORS. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided however, that the foregoing clause shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

SEVENTH: DURATION.  The duration of the Corporation shall be perpetual.

EIGHTH: ELECTION REGARDING SECTION 203. The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of Delaware, regarding business combinations with interested stockholders.

NINTH: INDEMNIFICATION.

         (a) The Corporation shall, to the extent and in the manner permitted by the General Corporation Law of Delaware, indemnify any person against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation. For purposes of such indemnification, a "director" or "officer" of the Corporation shall mean any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

         The Corporation shall pay the reasonable expenses (including attorneys' fees) incurred by a director or officer of the Corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Article Eighth in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the Corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced in the event that it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article Eighth or otherwise.

         The rights conferred on any person by section (a) of this Article Eighth shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Restated Certificate of Incorporation or any agreement, vote of the stockholders or disinterested directors, or other action provided that the same conforms to the provisions of this Restated Certificate of Incorporation, as the same may be amended from time to time, and the laws of the State of Delaware.

         Any repeal or modification of the foregoing provisions of this Article Eighth shall not adversely affect any right or protection hereunder of any person in respect to any act or omission occurring prior to the time of such repeal or modification.

         (b) The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify any person, in addition to directors and officers of the Corporation, against reasonable expenses (including reasonable attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened pending or completed action, suit or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the Corporation. For purposes of this section (b) of Article Eighth, an "employee" or "agent" of the Corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

         (c) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

TENTH: STOCKHOLDER ACTION WITH RESPECT TO BYLAWS. Stockholders may amend, repeal or adopt Bylaws, only upon the vote of at least 66 2/3 % of the shares of each class and series, if any, of capital stock issued and outstanding and entitled to vote on such matter, voting together as a single class, who shall vote in favor of such matter.

ELEVENTH: AMENDMENTS. Any amendment of this Restated Certificate of Incorporation shall be made and effected only in the manner set forth herein. The board of directors shall adopt a resolution, by affirmative vote of at least a majority of the directors then in office, at a meeting called for that purpose, setting forth the proposed amendment, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the proposed amendment be considered at the next annual meeting of the stockholders. In order to be adopted, each proposed amendment to this Restated Certificate of Incorporation must be approved by the affirmative vote of a majority of the outstanding shares of each class and series, if any, entitled to vote thereon.

         IN WITNESS WHEREOF, the Restated Certificate of Incorporation has been signed by Kevin Hainley, its authorized officer this day of December 23, 2002.

                                     ONTRO, INC.

                                     By:  /S/ Kevin Hainley
                                          --------------------------------------
                                          Kevin Hainley
                                          Chief Financial Officer and Secretary

                                                                      APPENDIX D
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

                                     BY-LAWS

                                   ONTRO, INC.

                                     BY-LAWS

                                    ARTICLE I

                                The Stockholders

         SECTION 1.1. ANNUAL MEETING. There shall be an annual meeting of the stockholders in the month of ____________ of each year at 10:00 a.m. local time, or at such other date or time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, for the election of directors and for the transaction of such other business as may come before the meeting.

         SECTION 1.2. SPECIAL MEETINGS. A special meeting of the stockholders may be called at any time by the written resolution or request of a majority or more of the members of the board of directors, the president, or any executive vice president and shall be called upon the written request of the holders of ten (10%) or more in amount of each class or series of the capital stock of the corporation entitled to vote at such meeting on the matters(s) that are the subject of the proposed meeting, such written request in each case to specify the purpose or purposes for which such meeting shall be called, and with respect to stockholder proposals, shall further comply with the requirements of Section
1.8 of this Article I.

         SECTION 1.3. NOTICE OF MEETINGS. Written notice of each meeting of stockholders, whether annual or special, stating the date, hour and place where it is to be held, shall be served either personally or by mail, not less than ten (10) nor more than sixty (60) days before the meeting, upon each stockholder of record entitled to vote at such meeting, and to any other stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their stock pursuant to the General Corporation Law of Delaware, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid, and shall be directed to each such stockholder at his address, as it appears on the records of the stockholders of the corporation, unless he shall have previously filed with the secretary of the corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

         SECTION 1.4. FIXING DATE OF RECORD. (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 2

meeting of stockholders or adjournment thereof, shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting; and (2) in the case of determination of stockholders entitled to express consent to a corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date is fixed by the board of directors: (1) the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and
(2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the board of directors is required by law, shall be on the close of business on the day on which the board of directors adopts the resolution taking such prior action. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         SECTION 1.5. INSPECTORS. At each meeting of the stockholders, the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by one or more inspectors. Such inspectors shall be appointed by the board of directors before or at the meeting, or, if no such appointment shall have been made, then by the presiding officer at the meeting. If for any reason any of the inspectors previously appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve shall be appointed in like manner.

         SECTION 1.6. QUORUM. At any meeting of the stockholders the holders of one-half (1/2) of all of the outstanding shares of the voting capital stock of the corporation taken together as a single class, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number shall be required by law, and, in that case, the representation of the number so required shall constitute a quorum.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 3

         If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed in accordance with these By-Laws for an annual or special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn, from time to time, without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         SECTION 1.7. BUSINESS. The chairman of the board, if any, the president, or in his absence the vice-chairman, if any, or an executive vice president, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the board of directors or committee may appoint any stockholder to act as chairman of any meeting in the absence of the chairman of the board. The secretary of the corporation shall act as secretary at all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

         SECTION 1.8. STOCKHOLDER PROPOSALS. No proposal by a stockholder shall be presented for vote at a special or annual meeting of stockholders unless such stockholder shall, not later than the close of business on the fifth (5th) day following the date on which notice of the meeting is first given to stockholders, provide the board of directors or the secretary of the corporation with written notice of such stockholder's intention to present a proposal for action at the forthcoming meeting of stockholders, which notice shall include the name and address of such stockholder, the number of voting securities that he holds of record and that he holds beneficially, the text of the proposal to be presented to the meeting and a statement in support of the proposal.

         Any stockholder who was a stockholder of record on the applicable record date may make any other proposal at an annual meeting or special meeting of stockholders and the same may be discussed and considered, but unless stated in writing and filed with the board of directors or the secretary prior to the date set forth hereinabove, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the stockholders taking place sixty
(60) days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees, but in connection with such reports, no new business proposed by a stockholder, QUA stockholder, shall be acted upon at such annual meeting unless stated and filed as herein provided.

         SECTION 1.9. PROXIES. At all meetings of stockholders, a stockholder entitled to vote or to express consent or dissent to corporate action may vote either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise specifically provided in the proxy.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 4

         SECTION 1.10. VOTING BY BALLOT. The votes for directors, and upon the demand of any stockholder or when required by law, the votes upon any question before the meeting, shall be by ballot.

         SECTION 1.11. VOTING LISTS. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         SECTION 1.12. PLACE OF MEETING. The board of directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or any special meeting called by the board of directors. If no designation is made or if a special meeting is otherwise called, the place of meeting shall be the principal office of the corporation.

         SECTION 1.13. ACTION BY CONSENT OF STOCKHOLDERS. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of minutes of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         SECTION 1.14. VOTING OF STOCK OF CERTAIN HOLDERS. Shares of capital stock of the corporation standing in the name of another corporation, a limited liability company, a partnership, a trust, an association or any other entity domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws or other governing instruments of such entity may prescribe, or in the absence of such provision, as the board of directors or other governing entity or person(s) of such entity may determine.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 5

         Shares of capital stock of the corporation standing in the name of a deceased person, a minor ward or an incompetent person may be voted by his administrator, executor, court-appointed guardian or conservator, either in person or by proxy, without a transfer of such stock into the name of such administrator, executor, court-appointed guardian or conservator. Shares of capital stock of the corporation standing in the name of a trustee may be voted by him, either in person or by proxy.

         Shares of capital stock of the corporation standing in the name of a receiver may be voted, either in person or by proxy, by such receiver, and stock held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in any appropriate order of the court by which such receiver was appointed.

         A stockholder whose stock is pledged shall be entitled to vote such stock, either in person or by proxy, until the stock has been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote, either in person or by proxy, the stock so transferred.

         Shares of its own capital stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding stock at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding stock at any given time.

                                   ARTICLE II

                               Board of Directors

         SECTION 2.1. NUMBER AND TERM OF OFFICE. The business and the property of the corporation shall be managed and controlled by the board of directors. The number of directors which shall constitute the whole board shall be not fewer than five (5) (unless the Corporation has fewer than three (3) stockholders, in which case the number of directors may not be fewer than the number of stockholders) nor more than eleven (11). Within the limits above specified, the number of directors shall be determined by the board of directors pursuant to a resolution adopted by a majority of the directors then in office. Each director shall hold office for the term for which elected and until his or her successor shall be elected and shall qualify. Directors need not be stockholders.

         SECTION 2.2. VACANCIES. Vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum; except that vacancies resulting from removal from office by a vote of the stockholders may be filled by the stockholders at the same meeting at which such removal occurs provided that the holders of not less than a majority of the outstanding shares of capital stock of the corporation entitled to vote for the election of directors, voting together as a single class, shall vote for each replacement director. All directors elected to fill vacancies shall hold office for a term expiring at the time at which the term to which they have been elected expires. No decrease in the number of directors

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 6

constituting the board of directors shall shorten the term of an incumbent director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at any time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the board (as constituted immediately prior to any applicable increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares of capital stock at the time outstanding, taken together as a class, having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         SECTION 2.3. PLACE OF MEETINGS, ETC. The board of directors may hold its meetings, and may have an office and keep the books of the corporation (except as otherwise may be provided for by law), in such place or places in the State of Delaware or outside of the State of Delaware, as the board from time to time may determine. Any director may participate telephonically in any meeting of the board of directors, and such participation shall be considered to be the same as his physical presence thereat.

         SECTION 2.4. REGULAR MEETINGS. Regular meetings of the board of directors shall be held on the day of the annual meeting of stockholders after the adjournment of such meeting of stockholders, and at such other times and places as the board of directors may fix. No notice shall be required for any such regular meeting of the board.

         SECTION 2.5. SPECIAL MEETINGS. Special meetings of the board of directors shall be held whenever called by direction of the chairman or vice-chairman of the board, the president, an executive vice president or a majority of the directors then in office.

         The secretary shall give notice of each special meeting, stating the date, hour and place thereof, at least ten days before the meeting, to each director; but such notice may be waived by any director in writing or by telegraph, teletype telex, cable, facsimile, email or the equivalent either before or after such meeting, or, if present at such meeting. The secretary shall give such notice either personally or by mail, telephone, telegraph, teletype, telex, cable, facsimile, email or other form of wire or wireless communication. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

         SECTION 2.6. QUORUM. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business; but if at any meeting of the board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time. In every case, except as set forth in the Certificate of Incorporation or these By-Laws, the affirmative vote of the majority of all of the directors present at the meeting shall be necessary for the adoption of any resolution.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 7

         SECTION 2.7. BUSINESS. Business shall be transacted at meetings of the board of directors in such order as the board may determine. At all meetings of the board of directors, the chairman of the board, if any, the president, or in his absence the vice-chairman, if any, or an executive vice president, in the order named, shall preside.

         SECTION 2.8. CONTRACTS. (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

         (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

         (b) Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

         SECTION 2.9. COMPENSATION OF DIRECTORS. Each director of the corporation who is not a salaried officer or employee of the corporation, or of a subsidiary of the corporation, shall receive such allowances for serving as a director and such fees for attendance at meetings of the board of directors or the executive, audit, compensation, nominating or other committee, whether standing or special), appointed by the board as the board may from time to time determine.

         SECTION 2.10. ELECTION OF OFFICERS AND COMMITTEES. At the first regular meeting of the board of directors in each year (at which a quorum shall be present) held next after the annual meeting of stockholders, the board of directors shall elect the principal officers of the corporation, and members of the committee, if any, to be elected by the board of directors under the provisions of Article III and Article IV of these By-Laws. The board of directors may designate such other committees with such power and authority (to the extent permitted by law, the Certificate of Incorporation and these By-Laws), as may be provided by resolution of the board of directors.

                                      D-8




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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 8

         SECTION 2.11. NOMINATION. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on the last day of the eighth month after the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors, and; (e) the consent of each nominee to serve as a director of the corporation if so elected. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         SECTION 2.12. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the board or committee.

         SECTION 2.13. PARTICIPATION BY CONFERENCE TELEPHONE. Members of the board of directors of the corporation, or any committee thereof, may participate in a regular or special meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 9

                                   ARTICLE III

                               Executive Committee

         SECTION 3.1. NUMBER AND TERM OF OFFICE. The board of directors may, at any meeting, by majority vote of the board of directors, elect from the directors an executive committee and/or one or more other committees (collectively the "committee"). The committee shall consist of such number of members as may be fixed from time to time by resolution of the board of directors. The officer-directors, by virtue of their offices, shall be members of the committee. Unless otherwise ordered by the board of directors, each elected member of the committee shall continue to be a member thereof until the expiration of his term of office as a director.

         SECTION 3.2. POWERS. The committee may, while the board of directors is not in session, exercise all or any of the powers of the board of directors in all cases in which specific directions shall not have been given by the board of directors; except that the committee shall not have the power or authority of the board of directors in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the By-Laws of the corporation, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger.

         SECTION 3.3. MEETINGS. Regular meetings of the committee may be held without notice at such times and places as the committee may fix from time to time by resolution. Special meetings of the committee may be called by any member thereof upon not less than ten days notice, given in person, by mail, telegraph, teletype, telex, cable, facsimile, email or other form of wire or wireless communication (if allowed by law), stating the place, date and hour of the meeting, but such notice may be waived by any member of the committee. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every member of the committee shall be present, in person or by telephone, even though without any notice, any business may be transacted.

         SECTION 3.4. PRESIDING OFFICER. At all meetings of the committee the chairman of the committee, who shall be designated by the board of directors from among the members of the committee, shall preside, and the board of directors shall designate a member of such committee to preside in the absence of the chairman thereof. The board of directors may also similarly elect from their number one or more alternate members of the committee to serve at the meetings of such committee in the absence or disqualification of any regular member or members, and, in case more than one alternate is elected, shall designate at the time of election the priorities as between them.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 10

         SECTION 3.5. VACANCIES. The board of directors, by majority vote of the board of directors then in office, shall fill vacancies in the committee by election from the directors.

         SECTION 3.6. RULES OF PROCEDURE; QUORUM. All action by the committee shall be reported to the board of directors at its meeting next succeeding such action, and shall be subject to revision or alteration by the board of directors; provided that no rights or acts of third parties shall be affected by any such revision or alteration.

         The committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the board of directors, but in every case the presence of a majority of the total number of members of the committee shall be necessary to constitute a quorum. In every case, the affirmative vote of a majority of all of the members of the committee present at the meeting shall be necessary for the adoption of any resolution.

                                   ARTICLE IV

                                  The Officers

         SECTION 4.1. NUMBER AND TERM OF OFFICE. The officers of the corporation shall be a president, a chief executive officer, one or more executive vice-presidents, a secretary, a chief financial officer, and such other officers as may from time to time be elected or appointed by the board of directors, including such additional vice-presidents with such designations, if any, as may be determined by the board of directors and such assistant secretaries as may be determined by the board of directors. In addition, the board of directors may elect a chairman of the board and may also elect a vice-chairman as officers of the corporation, each of whom must also be a director. Any two or more offices may be held by the same person, except that the offices of president and secretary may not be held by the same person. In its discretion, the board of directors may leave unfilled any office except those of president, chief financial officer, and secretary.

         The officers of the corporation shall be elected or appointed annually by the board of directors at the first meeting of the board of directors held after each annual meeting of stockholders. Vacancies or new offices may be filled at any time. Each officer shall hold office until his successor shall have been duly elected or appointed or until his death or until he shall resign or shall have been removed by the board of directors.

         Each of the salaried officers of the corporation shall devote his entire time, skill and energy to the business of the corporation, unless the contrary is expressly consented to by the board of directors or the committee.

         SECTION 4.2. REMOVAL. Any officer may be removed, with or without cause, by the board of directors whenever, in its judgment, the best interests of the corporation would be served thereby.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 11

         SECTION 4.3. THE CHAIRMAN OF THE BOARD. The chairman of the board, if any, shall preside at all meetings of stockholders and of the board of directors and shall have such other authority and perform such other duties as are prescribed by law, by these By-Laws and by the board of directors. The board of directors may designate the chairman of the board as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the board of directors for the chief executive officer.

         SECTION 4.4. THE VICE-CHAIRMAN. The vice-chairman, if any, shall have such authority and perform such other duties as are prescribed by these By-Laws and by the board of directors. In the absence or inability to act of the chairman of the board and of the president, he shall preside at the meetings of the stockholders and of the board of directors and shall have and exercise all of the powers and duties of the chairman of the board. The board of directors may designate the vice-chairman as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the board of directors for the chief executive officer.

         SECTION 4.5. THE PRESIDENT. The president shall have such authority and perform such duties as are prescribed by law, by these By-Laws, by the board of directors and by the chief executive officer (if the president is not the chief executive officer). The president, if there is no chairman of the board, or in the absence or the inability to act of the chairman of the board, shall preside at all meetings of stockholders and of the board of directors. Unless the board of directors designates the chairman of the board or the vice-chairman as chief executive officer, the president shall be the chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the board of directors for the chief executive officer.

         SECTION 4.6. THE CHIEF EXECUTIVE OFFICER. Unless the board of directors designates otherwise, the chairman of the board shall be the chief executive officer. The chief executive officer of the corporation shall have, subject to the supervision and direction of the board of directors, general supervision of the business, property and affairs of the corporation, including the power to appoint and discharge agents and employees, and the powers vested in him by the board of directors, by law or by these By-Laws or which usually attach or pertain to such office.

         SECTION 4.7. THE EXECUTIVE VICE-PRESIDENTS. In the absence of the chairman of the board, if any, the president and the vice-chairman, if any, or in the event of their inability or refusal to act, the executive vice-president (or in the event there is more than one executive vice-president, the executive vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the chairman of the board, of the president and of the vice-chairman, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the board, the president and the vice-chairman. Any executive vice-president may sign, with the secretary or an authorized assistant secretary, certificates for stock of the corporation and shall perform such other duties as from time to time may be assigned to him by the chairman of the board, the president, the vice-chairman, the board of directors or these By-Laws.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 12

         SECTION 4.8. THE VICE-PRESIDENTS. The vice-presidents, if any, shall perform such duties as may be assigned to them from time to time by the chairman of the board, the president, the vice-chairman, the board of directors, or these By-Laws.

         SECTION 4.9. THE CHIEF FINANCIAL OFFICER. Subject to the direction of the chief executive officer and the board of directors, the chief financial officer shall have charge and custody of all the funds and securities of the corporation; when necessary or proper he shall endorse for collection, or cause to be endorsed, on behalf of the corporation, checks, notes and other obligations, and shall cause the deposit of the same to the credit of the corporation in such bank or banks or depositary as the board of directors may designate or as the board of directors by resolution may authorize; he shall sign all receipts and vouchers for payments made to the corporation other than routine receipts and vouchers, the signing of which he may delegate; he shall sign all checks made by the corporation (provided, however, that the board of directors may authorize and prescribe by resolution the manner in which checks drawn on banks or depositaries shall be signed, including the use of facsimile signatures, and the manner in which officers, agents or employees shall be authorized to sign); unless otherwise provided by resolution of the board of directors, he shall sign with an officer-director all bills of exchange and promissory notes of the corporation; he may sign with the president or an executive vice-president all certificates of shares of the capital stock; whenever required by the board of directors, he shall render a statement of his cash account; he shall enter regularly full and accurate account of the corporation in books of the corporation to be kept by him for that purpose; he shall, at all reasonable times, exhibit his books and accounts to any director of the corporation upon application at his office during business hours; and he shall perform all acts incident to the position of chief financial officer. If required by the board of directors, the chief financial officer shall give a bond for the faithful discharge of his duties in such sum as the board of directors may require.

         SECTION 4.10. THE SECRETARY. The secretary shall keep the minutes of all meetings of the board of directors, the minutes of all meetings of the stockholders and (unless otherwise directed by the board of directors) the minutes of all committees, in books provided for that purpose; he shall attend to the giving and serving of all notices of the corporation; he may sign with an officer-director or any other duly authorized person, in the name of the corporation, all contracts authorized by the board of directors or by the committee, and, when so ordered by the board of directors or the committee, he shall affix the seal of the corporation thereto; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the board of directors or the committee may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the secretary's office during business hours; and he shall in general perform all the duties incident to the office of the secretary, subject to the control of the chief executive officer and the board of directors.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 13

         SECTION 4.11. THE ASSISTANT SECRETARIES. The assistant secretaries as thereunto authorized by the board of directors may sign with the chairman of the board, the president, the vice-chairman or an executive vice-president, certificates for stock of the corporation, the issue of which shall have been authorized by a resolution of the board of directors. The assistant secretaries, in general, shall perform such duties as shall be assigned to them by the secretary or chief executive officer, the board of directors, or these By-Laws.

         SECTION 4.12. SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

         SECTION 4.13. VOTING UPON STOCKS. Unless otherwise ordered by the board of directors or by the committee, the chief executive officer or any person or persons appointed in writing by any of the board of directors or by the committee,, shall have full power and authority in behalf of the corporation to attend and to act and to vote at any meetings of stockholders of any corporation or of the members of a limited liability company in which the corporation may hold stock or membership interests, and at any such meeting shall possess and may exercise any and all the rights and powers incident to the ownership of such stock, and which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors may confer like powers upon any other person or persons.

                                    ARTICLE V

                               Contracts and Loans

         SECTION 5.1. CONTRACTS. Except as otherwise provided in this Article V, the board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         SECTION 5.2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 14

                                   ARTICLE VI

                    Certificates for Stock and Their Transfer

         SECTION 6.1. CERTIFICATES FOR STOCK. Certificates representing stock of the corporation shall be in such form as may be determined by the board of directors. Such certificates shall be signed by the chairman of the board, the president, the vice-chairman or an executive vice-president and by the secretary or an authorized assistant secretary and shall be sealed with the seal of the corporation. The seal may be a facsimile. If a stock certificate is countersigned (i) by a transfer agent other than the corporation or its employee, or (ii) by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. All certificates for stock shall be consecutively numbered or otherwise identified. The name of the person to whom the shares of stock represented thereby are issued, with the number of shares of stock and date of issue, shall be entered on the books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares of stock shall have been surrendered and canceled, except that, in the event of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

         SECTION 6.2. TRANSFERS OF STOCK. Transfers of stock of the corporation shall be made only on the books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such stock. The person in whose name stock stands on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

                                   ARTICLE VII

                                   Fiscal Year

         SECTION 7.1. FISCAL YEAR. The fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 15

                                  ARTICLE VIII

                                      Seal

         SECTION 8.1. SEAL. The board of directors shall approve a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation, the year and state of its incorporation.

                                   ARTICLE IX

                                Waiver of Notice

         SECTION 9.1. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of these By-Laws or under the provisions of the Certificate of Incorporation or under the provisions of the General Corporation Law of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these By-Laws, the Certificate of Incorporation or the General Corporation Law of Delaware shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any businesses because the meeting is not lawfully called or convened.

                                    ARTICLE X

                                   Amendments

         SECTION 10.1. AMENDMENTS. These By-Laws may be altered, amended or repealed and new By-Laws may be adopted at any meeting of the board of directors of the corporation by the affirmative vote of at least a majority of the members of the board, or by the affirmative vote of the holders of at least 66 2/3% of the shares of each class and series, if any, of capital stock of the corporation issued and outstanding and entitled to vote generally in the election of directors, voting together as a single class, cast at a meeting of the stockholders called for that purpose.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 16

                                   ARTICLE XI

                                 Indemnification

         SECTION 11.1. INDEMNIFICATION. The Company shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Certificate of Incorporation consistent with General Corporation Law of Delaware, as amended from time to time.

                                                                      APPENDIX E
                                                                      ----------

                  AUDITED FINANCIAL STATEMENTS OF ONTRO, INC.
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Ontro, Inc.:

We have audited the consolidated financial statements of Ontro, Inc. and subsidiary (a development stage enterprise) as listed in the accompanying index. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ontro, Inc. and subsidiary (a development stage enterprise) as of December 31, 2000 and 2001, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2001, and for the period from November 8, 1994 (inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from development stage activities and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                            KPMG LLP

San Diego, California
February 20, 2002

                                   ONTRO, INC.
                        (A Development Stage Enterprise)

                           Consolidated Balance Sheets
                           December 31, 2000 and 2001

                          ASSETS                            2000            2001
                                                        -------------   -------------

Current assets:
     Cash and cash equivalents                          $    480,300          48,900
     Accounts receivable                                          --         151,700
     Prepaid expenses and other current assets               112,700          82,600
                                                        -------------   -------------
                 Total current assets                        593,000         283,200

Property and equipment, net                                3,110,300       2,305,500
Deposits and other assets                                     19,100          19,100
Intangible assets, net                                       391,600         369,000
                                                        -------------   -------------
                                                        $  4,114,000       2,976,800
                                                        =============   =============

           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses              $    355,800         122,700
     Current portion of capital lease obligations              3,100           3,500
                                                        -------------   -------------
                 Total current liabilities                   358,900         126,200

Capital lease obligations, excluding current portion           8,300           4,800
Accrued rent                                                  28,000          24,700
                                                        -------------   -------------
                 Total liabilities                           395,200         155,700
                                                        -------------   -------------

Shareholders' equity:
     Preferred stock, no par value, 5,000,000 shares
        authorized, no shares issued                              --              --
     Common stock, no par value, 20,000,000 shares
        authorized, 6,721,070 and  9,504,183 shares
        issued and outstanding in 2000 and 2001,
        respectively                                      17,628,100      19,997,300
     Additional paid-in capital                            1,157,800       1,157,800
     Deficit accumulated during the development stage    (15,033,000)    (18,325,900)
     Deferred compensation                                   (34,100)         (8,100)
                                                        -------------   -------------
                 Total shareholders' equity                3,718,800       2,821,100
                                                        -------------   -------------

Commitments and contingencies
                                                        $  4,114,000       2,976,800
                                                        =============   =============

See accompanying notes to consolidated financial statements.

                                   ONTRO, INC.
                        (A Development Stage Enterprise)

                      Consolidated Statements of Operations

                                                                                       From
                                                                                     inception
                                                                                    (November 8,
                                                                                      1994) to
                                                        Years ended December 31,    December 31,
                                                         2000            2001           2001
                                                      ------------   ------------   ------------
Revenues                                              $    13,000        342,900        399,000
                                                      ------------   ------------   ------------

Operating expenses:
     Marketing, general and administrative              1,888,200      1,498,000     10,295,400
     Research and development                           2,542,400      2,143,800      8,725,200
                                                      ------------   ------------   ------------
                 Total operating expenses               4,430,600      3,641,800     19,020,600
                                                      ------------   ------------   ------------

Other income (expense):
     Interest expense                                      (7,200)        (4,000)      (493,400)
     Interest income                                      111,600         10,000        789,100
                                                      ------------   ------------   ------------
                 Total other income (expense)             104,400          6,000        295,700
                                                      ------------   ------------   ------------
                 Net loss                             $(4,313,200)    (3,292,900)   (18,325,900)
                                                      ============   ============   ============

                 Basic and diluted net loss per share $     (0.65)         (0.41)
                                                      ============   ============

See accompanying notes to consolidated financial statements.

                                                  ONTRO, INC.
                                       (A Development Stage Enterprise)

                           Consolidated Statements of Shareholders' Equity (Deficit)

                                                                           Common stock
                                                                   ----------------------------
                                                      Date            Shares         Amount
                                                 ----------------  ----------    --------------

Issuance of common stock at $.032 per share          12/94         1,088,200     $      35,000
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 1994                                       1,088,200            35,000

Issuance of common stock at $.032 per share           5/95           177,100             5,700
Issuance of common stock at $.889 per share       6/95 - 12/95        98,400            87,500
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 1995                                       1,363,700           128,200

Issuance of common stock at $.699 per share       9/96 - 10/96     1,001,800           700,000
Issuance of common stock at $.71 per share
    for services                                     10/96            42,200            29,900
Issuance of common stock at $.889 per share       1/96 - 6/96        119,500           106,300
Issuance of common stock at $.889 per share
    for services                                  1/96 - 7/96         59,100            52,500
Issuance of common stock at $.889 per share
    in exchange for loan guarantees                6/96, 7/96        140,600           125,000
Fair value of detachable warrants on debt            12/96                --                --
Issuance of stock options                                                 --                --
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 1996                                       2,726,900         1,141,900

Fair value of detachable warrants on debt         1/97 - 5/97             --                --
Issuance of stock options                             2/97                --                --
Exercise of stock options                          3/97, 7/97         17,000            12,000
Issuance of common stock and warrants                 5/97           222,222           444,400
Issuance of common stock at $2.00 per share
    for services                                   6/97, 8/97          8,000            16,000
Issuance of common stock at $3.13 per share           9/97            31,949           100,000
Issuance of common stock at $3.13 per share          10/97            12,820            40,000
Issuance of common stock and warrants at
    $4.25 per unit                                   10/97            70,587           292,900
Compensation related to grant of stock options                            --                --
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 1997, carried forward                      3,089,478         2,047,200

                                                                                                 (CONTINUED)

                                      E-5a

                                                                    Deficit
                                                                  accumulated                      Total
                                                    Additional     during the                  stockholders'
                                                     paid-in      development     Deferred        equity
                                                     capital         stage      compensation     (deficit)
                                                  ------------   ------------   ------------   ------------
Issuance of common stock at $.032 per share                --             --             --         35,000
Net loss                                                   --        (12,500)            --        (12,500)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1994                               --        (12,500)            --         22,500

Issuance of common stock at $.032 per share                --             --             --          5,700
Issuance of common stock at $.889 per share                --             --             --         87,500
Net loss                                                   --       (164,100)            --       (164,100)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1995                               --       (176,600)            --        (48,400)

Issuance of common stock at $.699 per share                --             --             --        700,000
Issuance of common stock at $.71 per share
    for services                                           --             --             --         29,900
Issuance of common stock at $.889 per share                --             --             --        106,300
Issuance of common stock at $.889 per share
    for services                                           --             --             --         52,500
Issuance of common stock at $.889 per share
    in exchange for loan guarantees                        --             --             --        125,000
Fair value of detachable warrants on debt               7,000             --             --          7,000
Issuance of stock options                             785,000             --       (405,700)       379,300
Net loss                                                   --     (1,468,400)            --     (1,468,400)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1996                          792,000     (1,645,000)      (405,700)      (116,800)

Fair value of detachable warrants on debt              94,500             --             --         94,500
Issuance of stock options                              16,400             --        (16,400)            --
Exercise of stock options                                  --             --             --         12,000
Issuance of common stock and warrants                  55,600             --             --        500,000
Issuance of common stock at $2.00 per share
    for services                                           --             --             --         16,000
Issuance of common stock at $3.13 per share                --             --             --        100,000
Issuance of common stock at $3.13 per share                --             --             --         40,000
Issuance of common stock and warrants at
    $4.25 per unit                                      7,100             --             --        300,000
Compensation related to grant of stock options             --             --         23,800         23,800
Net loss                                                   --     (2,167,000)            --     (2,167,000)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1997, carried forward         965,600     (3,812,000)      (398,300)    (1,197,500)

                                                      E-5b

                                                                                                 (CONTINUED)
                                                  ONTRO, INC.
                                       (A Development Stage Enterprise)

                           Consolidated Statements of Shareholders' Equity (Deficit)


                                                                           Common stock
                                                                   ----------------------------
                                                      Date            Shares         Amount
                                                 ----------------  ----------    --------------

Balance at December 31, 1997, brought forward                      3,089,478     $   2,047,200

Compensation related to modification of
    detachable warrants on debt                       2/98                --                --
Cancellation of stock options                         3/98                --                --
Issuance of common stock and warrants
    at $5.50 per unit, net of issuance costs          5/98         3,400,000        15,424,400
Return of equity to IHI shareholders                  5/98                --                --
Issuance of warrants, net of issuance costs           7/98                --                --
Issuance of stock options                             9/98                --                --
Compensation related to grant of stock options                            --                --
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 1998                                       6,489,478        17,471,600

Exercise of stock options                          5/99, 7/99         46,835               400
Issuance of common stock for services             6/99 - 12/99         2,832             6,300
Compensation related to grant of stock options                            --                --
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 1999                                       6,539,145        17,478,300

Exercise of stock options                             2/00           100,000               100
Issuance of common stock for services             1/00 - 12/00        81,925           149,700
Compensation related to grant of stock options                            --                --
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 2000, carried forward                      6,721,070        17,628,100

                                                                                                 (CONTINUED)

                                      E-6a

                                                                    Deficit
                                                                  accumulated                      Total
                                                    Additional     during the                  stockholders'
                                                     paid-in      development     Deferred        equity
                                                     capital         stage      compensation     (deficit)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1997, brought forward         965,600     (3,812,000)      (398,300)    (1,197,500)

Compensation related to modification of
    detachable warrants on debt                        94,300             --             --         94,300
Cancellation of stock options                        (378,000)            --        378,000             --
Issuance of common stock and warrants
    at $5.50 per unit, net of issuance costs          340,000             --             --     15,764,400
Return of equity to IHI shareholders                 (397,900)            --             --       (397,900)
Issuance of warrants, net of issuance costs            47,300             --             --         47,300
Issuance of stock options                             137,000             --             --        137,000
Compensation related to grant of stock options             --             --          9,900          9,900
Net loss                                                   --     (2,691,700)            --     (2,691,700)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1998                          808,300     (6,503,700)       (10,400)    11,765,800

Exercise of stock options                                  --             --             --            400
Issuance of common stock for services                      --             --             --          6,300
Compensation related to grant of stock options        246,200             --        (36,300)       209,900
Net loss                                                   --     (4,216,100)            --     (4,216,100)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 1999                        1,054,500    (10,719,800)       (46,700)     7,766,300

Exercise of stock options                                  --             --             --            100
Issuance of common stock for services                      --             --             --        149,700
Compensation related to grant of stock options        103,300             --         12,600        115,900
Net loss                                                   --     (4,313,200)            --     (4,313,200)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 2000, carried forward       1,157,800    (15,033,000)       (34,100)     3,718,800

                                                      E-6b

                                                                                                 (CONTINUED)
                                                  ONTRO, INC.
                                       (A Development Stage Enterprise)

                           Consolidated Statements of Shareholders' Equity (Deficit)


                                                                           Common stock
                                                                   ----------------------------
                                                      Date            Shares         Amount
                                                 ----------------  ----------    --------------

Balance at December 31, 2000 brought forward                       6,721,070     $  17,628,100

Exercise of stock options                        1/01,11/01,12/01    390,830               400
Issuance of common stock at $1.20 per share         1/01-6/01      1,300,000         1,560,000
Issuance of common stock at $0.80 per share         9/01-12/01       908,792           727,000
Issuance of common stock pursuant to finder's
    fee agreements                                  6/01,12/01       110,440                --
Issuance of common stock for services               1/01-12/01        73,051            81,800
Compensation related to grant of stock options                            --                --
Net loss                                                                  --                --
                                                                   ----------    --------------
Balance at December 31, 2001                                       9,504,183     $  19,997,300
                                                                   ==========    ==============

                                                                                                 (CONTINUED)

                                                                    Deficit
                                                                  accumulated                      Total
                                                    Additional     during the                  stockholders'
                                                     paid-in      development     Deferred        equity
                                                     capital         stage      compensation     (deficit)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 2000 brought forward        1,157,800    (15,033,000)       (34,100)     3,718,800

Exercise of stock options                                  --             --             --            400
Issuance of common stock at $1.20 per share                --             --             --      1,560,000
Issuance of common stock at $0.80 per share                --             --             --        727,000
Issuance of common stock pursuant to finder's
    fee agreements                                         --             --             --             --
Issuance of common stock for services                      --             --             --         81,800
Compensation related to grant of stock options             --             --         26,000         26,000
Net loss                                                   --     (3,292,900)            --     (3,292,900)
                                                  ------------   ------------   ------------   ------------
Balance at December 31, 2001                        1,157,800    (18,325,900)        (8,100)     2,821,100
                                                  ============   ============   ============   ============

See accompanying notes to consolidated financial statements.

                                                  ONTRO, INC.
                                       (A Development Stage Enterprise)

                                     Consolidated Statements of Cash Flows
                                                                                                       From
                                                                                                    inception
                                                                                                   (November 8,
                                                                                                     1994) to
                                                                       Years Ended December 31,    December 31,
                                                                         2000           2001           2001
                                                                     ------------   ------------   ------------
Cash flows from operating activities:
    Net loss                                                         $(4,313,200)    (3,292,900)   (18,325,900)
    Adjustments to reconcile net loss to net cash used
       in operating activities, excluding effect of
       acquisition in 1998:
         Depreciation and amortization                                   933,300        954,300      2,867,300
         Amortization of deferred financing costs                             --             --        195,800
         Issuance of common stock for services                           149,700         81,800        461,200
         Compensation for stock options and certain warrants             115,900         26,000        901,800
         Increase in accounts receivable                                      --       (151,700)      (151,700)
         Decrease (increase) in prepaid expenses and other
           current assets                                                171,400         30,100        (82,600)
         Decrease (increase) in deposits and other assets                133,600             --        (19,100)
         Increase (decrease) in accounts payable and accrued
           expenses                                                       99,600       (233,100)       100,700
         Increase (decrease) in accrued rent                               9,900         (3,300)        24,700
                                                                     ------------   ------------   ------------
               Net cash used in operating activities                  (2,699,800)    (2,588,800)   (14,027,800)
                                                                     ------------   ------------   ------------

Cash flows from investing activities:
    Acquisition of business                                                   --             --       (481,200)
    Intangible assets                                                    (28,200)       (39,400)      (384,600)
    Purchase of property and equipment                                  (277,200)       (87,500)    (4,831,000)
    Purchase of investments held to maturity                          (1,686,500)            --    (16,372,100)
    Proceeds from sale of investments held to maturity                 2,384,800             --     16,373,100
                                                                     ------------   ------------   ------------
               Net cash provided by (used in) investing activities       442,900       (126,900)    (5,695,800)
                                                                     ------------   ------------   ------------

Cash flows from financing activities:
    Net proceeds from issuance of common stock and warrants                  100      2,287,400     20,335,400
    Deferred offering costs                                                   --             --       (349,300)
    Proceeds from notes payable                                               --             --      2,252,500
    Payments on notes payable                                            (83,600)            --     (2,252,500)
    Payments on capital lease obligations                                (28,100)        (3,100)      (213,600)
                                                                     ------------   ------------   ------------
               Net cash provided by (used in) financing activities      (111,600)     2,284,300      19,772,500
                                                                     ------------   ------------   ------------

Net increase (decrease) in cash and cash equivalents                  (2,368,500)      (431,400)        48,900
Cash and cash equivalents, beginning of period                         2,848,800        480,300             --
                                                                     ------------   ------------   ------------
Cash and cash equivalents, end of period                             $   480,300         48,900         48,900
                                                                     ============   ============   ============

Supplemental disclosure of cash flow information - cash paid
    during the period for interest                                   $     7,300          3,800        254,400
                                                                     ============   ============   ============
Supplemental disclosure of noncash transactions:
    Equipment acquired under capital lease                           $        --             --        221,900
    Warrants issued in connection with debt                                   --             --        195,800
Detail of acquisition:
    Patents acquired                                                          --             --        150,300
    Liabilities assumed                                                       --             --        (22,000)
    Return of equity to IHI shareholders                                      --             --        397,900
                                                                     ------------   ------------   ------------
                  Cash paid for acquisition                          $        --             --        481,200
                                                                     ============   ============   ============

See accompanying notes to consolidated financial statements.

                                                E-8

                                   ONTRO, INC.

                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 2001

(1)      NATURE OF OPERATIONS

         Ontro, Inc. ("Ontro" or the "Company") (formerly Self-Heating Container Corporation of California), was incorporated on November 8, 1994 under the laws of the state of California. Through the Company's acquisition of Insta-Heat, Inc. (IHI) in March 1998 (Note 9), Ontro has exclusive worldwide rights to license the manufacturing and distribution of self-heating containers.

         The Company is a development stage enterprise. Accordingly, the Company's operations have been directed primarily toward raising capital, developing business strategies, research and development, establishing sources of supply, acquiring operating assets, recruiting personnel, and initial production. The Company commenced operations during 1994.

(2)      SIGNIFICANT ACCOUNTING POLICIES

         (a)  PRINCIPLES OF CONSOLIDATION

              The consolidated financial statements include the financial statements of Ontro, Inc. and its wholly owned subsidiary, Insta-Heat, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

         (b)  CASH EQUIVALENTS

              Cash equivalents consist of money market funds and U.S. Treasury securities with an initial term of less than three months. For purposes of the consolidated balance sheets and statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

         (c)  PROPERTY AND EQUIPMENT

              Property and equipment are recorded at cost. Equipment acquired under capital lease is recorded at the present value of the future minimum lease payments. Depreciation and amortization of property and equipment are calculated using the straight-line method over the estimated useful lives of such assets, which range from 3 to 10 years. Equipment held under capital leases and leasehold improvements are amortized over the shorter of the lease term or estimated useful life of the asset.

         (d)  INTANGIBLE ASSETS

              Intangible assets consist principally of patents and are carried at cost less accumulated amortization. Costs are amortized on a straight-line basis over the estimated useful life of each patent, which ranges from 5 to 20 years. Accumulated amortization at December 31, 2000 and 2001 was $58,900 and $120,900, respectively.

         (e)  STOCK-BASED COMPENSATION

              The Company's stock option plan is accounted for under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and the Company makes pro forma footnote disclosures of the Company's operating results as if the Company had adopted the fair value method under Statement of Financial Accounting Standards Board (SFAS) No. 123, Accounting for Stock Based Compensation.

         (f)  RESEARCH AND DEVELOPMENT COSTS

              Research and development costs are expensed in the period incurred.

         (g)  INCOME TAXES

              Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating losses. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         (h) IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

              Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows, undiscounted and without interest, expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair values of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

         (i)  FAIR VALUE OF FINANCIAL INSTRUMENTS

              The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to the short-term nature of these instruments.

         (j)  NET LOSS PER SHARE

              Net loss per share is calculated in accordance with SFAS No. 128, Earnings Per Share. Basic earnings per share (EPS) excludes the dilutive effects of options, warrants and other potentially dilutive instruments. Diluted EPS reflects the potential dilution of securities that could share in the earnings of the Company. Options, warrants, and other potentially dilutive instruments are excluded from the computation of diluted EPS if their effect is antidilutive.

                                                              Year ended December 31,
                                                            ---------------------------
                                                                2000            2001
                                                            -------------   -----------
              Numerator:
                  Net loss                                  $ (4,313,200)   (3,292,900)
                                                            =============   ===========
              Denominator:
                  Denominator for basic and diluted EPS -
                    weighted-average shares outstanding        6,664,357     8,023,401
                                                            =============   ===========
              Basic and diluted net loss per share          $      (0.65)        (0.41)
                                                            =============   ===========

              Options and warrants with underlying shares totaling 6,439,923 and 2,957,031 shares were excluded from the computations of net loss per share for the years ended December 31, 2000 and 2001, respectively, as their effect is antidilutive.

         (k)  USE OF ESTIMATES

              Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

         (l)  RECLASSIFICATIONS

              Certain reclassifications have been made to certain prior year balances in order to conform with current year presentation.

(3)      LIQUIDITY

         The Company has suffered recurring losses during its development stage and there is substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company is actively pursuing additional equity financing to fund its operations during 2002, however, there can be no assurance that Company will be successful in these efforts.

         The Company will be required to make substantial expenditures to conduct existing and planned research and development, to manufacture or contract for the manufacture of, and to market its proposed containers. The Company's future capital requirements will depend upon numerous factors, including the amount of revenues generated from operations (if any), the cost of the Company's sales and marketing activities and the progress of the Company's research and development activities, none of which can be predicted with certainty. The Company anticipates existing capital resources and cash generated from operations, if any, will be sufficient to meet the Company's cash requirements for at least the next several months at its anticipated level of operations. The Company is seeking additional funding. There can be no assurance any additional financing will be available on acceptable terms, or at all, when required by the Company. Moreover, if additional financing is not available, the Company could be required to reduce or suspend its operations, seek an acquisition partner or sell securities on terms that may be highly dilutive. The Company has experienced in the past, and may continue to experience, operational difficulties and delays in its product development due to working capital constraints. Any such difficulties or delays could have a material adverse effect on the Company's business, financial condition and results of operations.

(4)      PROPERTY AND EQUIPMENT

         Property and equipment at December 31, 2000 and 2001 consists of the following:

                                                             2000            2001
                                                          ------------   ------------
         Machinery and equipment                          $ 3,087,400      3,160,100
         Molds                                                502,400        515,600
         Office equipment                                     244,900        246,500
         Leasehold improvements                             1,120,200      1,120,200
         Transportation equipment                              10,500         10,500
                                                          ------------   ------------
                                                            4,965,400      5,052,900
         Less accumulated depreciation and amortization    (1,855,100)    (2,747,400)
                                                          ------------   ------------
                                                          $ 3,110,300      2,305,500
                                                          ============   ============

         Assets recorded under capital leases had a total cost of $221,900, less accumulated amortization of $180,600 as of December 31, 2000 and $221,900 less accumulated amortization of $193,900 as of December 31, 2001, and are included in property and equipment in the accompanying balance sheet.

(5)      INCOME TAXES

         Income tax expense for the years ended December 31, 2000 and 2001 differs from the amount computed by applying the Federal statutory rate of 34% as follows:

                                                        2000            2001
                                                    ------------    ------------
         Computed at Federal statutory rate         $(1,466,500)     (1,119,600)
         State tax                                     (447,100)       (527,800)
         Change in the valuation allowance            2,052,100       1,890,900
         Research & development credits                (115,800)        (98,300)
         Deductible expenses                            (22,000)       (162,800)
         Other, net                                        (700)         17,600
                                                    ------------    ------------
                                                    $        --              --
                                                    ============    ============

       The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2000 and 2001 are as follows:

                                                             2000          2001
                                                         ------------   ------------
         Deferred tax assets:
             Accrued rent                                $    11,900         10,600
             Deferred financing costs                         26,100         26,200
             Compensation expense                            220,400        231,500
             Accrued vacation                                 15,500         10,500
             Deferred compensation                            14,600          3,500
             Net operating loss carryforwards              5,765,200      7,409,800
             Research & development credits                  510,800        795,200
                                                         ------------   ------------
                       Total gross deferred tax assets     6,564,500      8,487,300
         Valuation allowance                              (6,455,700)    (8,346,600)
                                                         ------------   ------------
                       Net deferred tax assets               108,800        140,700
                                                         ------------   ------------
         Deferred tax liabilities:
             Property and equipment due to
               differences in depreciation                    94,600        133,900
             Software development costs                       14,200          6,800
                                                         ------------   ------------
                       Total deferred tax liabilities        108,800        140,700
                                                         ------------   ------------
                       Net deferred income taxes         $        --             --
                                                         ============   ============

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the historical losses incurred to date and the uncertainty of the projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences.

         At December 31, 2001, the Company had available net operating loss carryforwards of approximately $17,273,900 for Federal income tax reporting purposes which expire from 2011 to 2020. The net operating loss carryforwards for state purposes which expire from 2001 to 2010, approximate Federal net operating loss carryforwards.

         In accordance with Internal Revenue Code Section 382, the annual utilization of net operating loss carryforwards and credits existing prior to a change in control is limited.

(6)      LEASES

         The Company leases office and plant facilities in Poway, California and office and plant equipment under noncancelable operating lease agreements that expire at various dates during the next four years. The Company also has entered into capital leases on equipment.

         Future minimum lease payments under noncancelable operating leases and future minimum capital lease payments as of December 31, 2001 are as follows:

                                                                         Capital    Operating
            Year ending December 31,                                      lease      leases
            ------------------------                                    ---------   ---------
                2002                                                    $  4,100     307,200
                2003                                                       4,100     314,300
                2004                                                       1,100      23,400
                                                                        ---------   ---------
            Total minimum lease commitments                                9,300    $644,900
                                                                                    =========
            Less amount representing interest (at a rate of 9.9%)         (1,000)
                                                                        ---------
            Present value of future minimum capital lease obligations
                                                                           8,300
            Less current portion of capital lease obligations             (3,500)
                                                                        ---------
            Capital lease obligations, excluding current portion        $  4,800
                                                                        =========

         Rent expense was $366,100 and $326,100 for the years ended December 31, 2000 and 2001, respectively.

         In November 1999, the Company entered into a sub-lease agreement, whereby the Company sublet a portion of its facility. Total sublease revenue received for the fiscal years ended December 31, 2000 and 2001 was $73,000 and $45,600, respectively.

(7)      NOTES PAYABLE AND OTHER FINANCING ARRANGEMENTS

         During 1996 and 1997, the Company obtained loans from bridge lenders (Bridge Loans) with an interest rate of 10% per annum and accrued principal and interest due at the earlier of 5 days after the completion of an initial public offering (IPO) by the Company or 24 months. Attached to these loans were warrants to purchase 230,000 shares of common stock of the Company at a price of $1.00 per share (Note 8). One loan for $55,000 from a related party also included a provision which allowed the Company, at its discretion, to convert the amount of principal and interest owed to common stock in the event of an IPO based on a price per share which was 50% of the IPO price.

         During 1997 and 1998, the Company borrowed a total of $860,000 from investors. These loans included interest rates ranging from 10% to 12% per annum with principal and accrued interest due the earlier of 120 days or 5 days after the completion of an IPO by the Company.

         In May 1998, with proceeds from the Company's IPO (Note 8), the Company repaid all of the above debts outstanding including principal and interest.

(8)      SHAREHOLDERS' EQUITY

         (a)  PREFERRED STOCK

              The Company has 5,000,000 shares of preferred stock authorized for issuance with no par value. No shares have been issued.

         (b)  PUBLIC OFFERING

              In May 1998, the Company completed an IPO of 3,400,000 units consisting of one share of common stock and a warrant to purchase one share of common stock of the Company at an IPO price of $5.50 per unit. Prior to the IPO, there was no public market for the

              Company's common stock. The net proceeds of the offering, after deducting applicable underwriting discounts and offering expenses, were approximately $15.8 million. The Company used approximately $2.1 million of the net proceeds to repay outstanding debt.

         (c)  STOCK INCENTIVE PLANS

              During the year ended December 31, 1996, the Board of Directors adopted an equity incentive stock option plan for executives and key employees (the Plan). The Plan authorizes the granting of options to purchase shares of the Company's common stock. Options vest ratably over 4 years from the date of grant. Options expire 5 to 10 years after the date of grant, or at the employee's termination date, if earlier. The number of shares authorized for the Plan is 1,545,400. At December 31, 2001, there were approximately 400,000 shares available for grant under the Plan.

              The following is a summary of the Plan's activity for the years ended December 31, 2000 and 2001:

                                                                      WEIGHTED
                                                                       AVERAGE
                                                       NUMBER         EXERCISE
                                                      OF SHARES         PRICE
                                                     -----------      ---------
              Outstanding at January 1, 2000            750,550       $   1.86
              Granted                                   253,956           2.13
              Cancelled                                 (80,000)          1.97
                                                     -----------
              Outstanding at December 31, 2000          924,506           1.93
              Granted                                   516,239           1.31
              Cancelled                                (294,694)          1.82
                                                     -----------
              Outstanding at December 31, 2001        1,146,051           1.68
                                                     ===========

              Exercisable at December 31, 2001          731,026           1.84
                                                     ===========

              The range of exercise prices and weighted-average remaining contractual life for options outstanding as of December 31, 2001 is $0.81 - $3.00 and approximately 4 years, respectively.

              In June 2000 the Company adopted an Executive Performance Bonus Plan under which 213,000 performance share awards were granted to officers and certain key employees. On July 1, 2001, 182,000 of these share awards vested in accordance with specified performance criteria. No compensation expense was recorded in relation to the performance shares during 2001.

              In July 2001 the Company adopted an Executive Performance Bonus Plan under which 364,000 performance share awards were granted to officers and certain key employees. As of December 31, 2001, 352,000 of the performance share awards remained outstanding. These performance share awards vest on July 1, 2002, upon the attainment of performance goals as described in the Executive Performance Bonus Plan. The performance shares are earned if certain manufacturing, licensing and marketing objectives are attained. No compensation expense has been recorded to date related to these awards as the Company does not expect to meet the performance criteria.

              The Company applies APB Opinion No. 25 in accounting for its stock option grants to employees and directors of the Company and, accordingly because the Company grants options at fair market value, no compensation cost has been recognized in the financial statements for such options. Using the Black-Scholes option-pricing model, the Company determined that the per share weighted-average fair value on the dates of grant of stock options granted under the Plan during 2000 was $1.42 and during 2001 was $0.95 . The following weighted-average assumptions were included in this method: 2000 - no expected dividend yield, volatility rate of 89.6%, risk-free interest rate of 5.3%, and an expected life of 4 years; 2001 - no expected dividend yield, volatility rate of 105.3%, risk-free interest rate of 3.6%, and an expected life of 4 years. Had the Company determined compensation cost for its stock options based on the fair value at the grant date under SFAS No. 123, the Company's net loss for the years ended December 31, 2000 and 2001 would have been increased to the pro forma amounts indicated below:

                                                            2000        2001
                                                        ------------ -----------
              Net loss, as reported                     $(4,313,200) (3,292,900)
              Pro forma net loss                         (4,830,800) (3,805,900)
              Pro forma basic and diluted
                net loss per share                            (0.72)      (0.47)

         (d)  NON-QUALIFIED STOCK OPTIONS OUTSIDE THE PLAN

              During the year ended December 31, 2000 the Board of Directors authorized the grant of 156,000 stock options outside the Plan at a price range of $1.81 to $2.13 with vesting terms of 20% to 100% per year to certain directors. During the year ended December 31, 2001, the Board of Directors authorized the grant of 190,718 stock options outside the Plan at a price range of $1.10 to $1.81 with vesting terms of 20% to 100% per year to certain directors. The Company applies APB Opinion No. 25 in accounting for these stock option grants and, accordingly, because the Company grants options at fair market value, no compensation cost has been recognized in the financial statements for such options.

              During the year ended December 31, 2000, the Board of Directors authorized the grant of 102,000 options outside the Plan to non-employees at a range of $1.88 to $2.56 with vesting terms of 33% to 100%. In accordance with SFAS 123 and EITF 96-18, compensation expense related to these options is measured and recorded over the service period that generally coincides with vesting. In compliance with SFAS 123, the Company expensed $25,000 associated with these options during the year ended December 31, 2000. Using the Black-Scholes option-pricing model, the Company determined that the per share weighted-average fair value of non-employee options granted during the year ended December 31, 2000 was $1.42 to 1.62 on the date of grant. The following weighted average assumptions were included in this method: no expected dividend yield, volatility rate of 71.8% to 89.8%, risk free interest rate of 5.3% to 5.6%, and an expected life of 4 to 5 years.

              The following is a summary of nonqualified stock option activity for the year ended December 31, 2000 and 2001.

                                                                      Weighted-
                                                                       average
                                                       Number of      exercise
                                                        shares          price
                                                      -----------     ----------
              Outstanding at January 1, 2000           1,105,830      $    1.30
              Cancelled                                   (5,000)          2.50
              Exercised                                 (100,000)          0.001
              Granted                                    258,000           2.11
                                                      -----------
              Outstanding at December 31, 2000         1,258,830           1.56
              Cancelled                                  (95,000)          2.50
              Exercised                                 (390,830)          0.001
              Granted                                    366,661           1.46
                                                      -----------
              Outstanding at December 31, 2001         1,139,661           1.98
                                                      ===========

              The following table summarizes information about nonqualified stock options outside the plan which are outstanding at December 31, 2001:

                              Options outstanding              Options exercisable
                      ------------------------------------  --------------------------
                         Number     Weighted-
                      outstanding    average     Weighted-      Number       Weighted-
                          at        remaining     average   exercisable at    average
        Range of       December    contractual   exercise    December 31,    exercise
     exercise prices   31, 2001       life         price         2001          price
     ---------------  -----------  -----------   ---------  --------------   ---------

     $ 0.00 - 1.50       280,473    5.0 years    $   1.24        105,473     $   1.18
       1.51 - 3.00       759,188    3.4 years        2.07        509,088         2.06
       3.01 - 3.50       100,000    3.5 years        3.38         60,000         3.38
                      -----------                           --------------
         Total         1,139,661                                 674,561
                      ===========                           ==============

         (e)  WARRANTS

              In conjunction with obtaining bridge loan financing during 1996 and 1997 (Note 7), the Company granted warrants to purchase 20,000 and 210,000 shares of common stock, respectively, at an exercise price of $1.00 per share. Using a prescribed valuation method of SFAS No. 123, the Company determined, based upon an independent appraisal, that the per share weighted-average value of the warrants granted during 1996 was $0.35 on the date of grant and these warrants were deemed to have an aggregate fair value of $7,000. Using a prescribed valuation method of SFAS No. 123, the Company determined that the per share weighted-average value of the warrants granted during 1997 was $0.45 on the date of grant and these warrants were deemed to have an aggregate fair value of $94,500. The Black-Scholes option-pricing model used to value these warrants assumed the following: no expected dividend yield, volatility rate of 37.5%, risk-free interest rate of 6.0%, and an expected life of 2 years.

              In February and March of 1998, the bridge loan lenders agreed to modifications in their loan agreements including an increase in the exercise price of the attached bridge loan warrants from $1.00 to $3.00 and an extension of the exercise period. The Company determined, using a prescribed valuation method of SFAS No. 123, that the incremental value of the bridge loan warrants resulting from the modification of the terms was $94,300. The Black-Scholes option pricing model used to value the modified warrants assumed the following: no expected dividend yield, volatility rate 37.5%, risk free interest rate of 5.97%, and an expected life of 2 years.

              During the year ended December 31, 2000 the Company modified 330,000 warrants by extending the remaining life until May 11, 2001. In accordance with this modification the Company recognized expense of $23,000.

              In connection with the private sales of common stock during 2001, the Company issued 325,000 warrants at an exercise price of $1.20 pursuant to a finder's fee agreement dated January 19, 2001. Pursuant to the amended finder's fee agreement dated May 22, 2001 the Company issued 210,000 warrants at an exercise price of $0.80 and is obligated to issue an additional 300,000 warrants at the same exercise price upon completion of that agreement.

         (f)  RECENT SALES OF COMMON STOCK

              The Company entered into an Exclusive Finder's Agreement (the "First Aura Agreement") dated as of January 19, 2001, with Aura (Pvt.) Ltd., a Pakistani corporation ("Aura") pursuant to which Aura agreed to use its best efforts to find purchasers of 1,300,000 shares of our common stock at a price of not less than $1.20 per share. Aura also agreed to purchase any of those shares at $1.20 per share if they were not sold to other purchasers. In consideration of the foregoing commitment, Ontro agreed to pay Aura a fee in common stock of five percent of shares sold (maximum 65,000 shares). The Company also agreed to appoint, and did appoint, an Aura nominee to its Board of Directors. The Company also agreed to issue Aura warrants to purchase up to 325,000 shares of common stock at a price of $1.20 per share, subject to compliance with Nasdaq Stock Market shareholder consent requirements. By June 30, 2001, Aura had purchased 745,000 shares common stock for cash at a price of $1.20 per share. Two other investors purchased 555,000 shares at a price of $1.20 per share. Aura introduced both investors to Ontro. The Company issued 65,000 shares of common stock to Aura in payment of its fee.

              Pursuant to a second Exclusive Finder's Agreement with Aura dated as of May 22, 2001, as amended (the "Second Aura Agreement") Aura agreed to use its best efforts to find one or more investors to purchase, or to purchase for its own account, a total of 2,000,000 shares of Ontro common stock at a price of not less than $ 0.80 per share. For its performance under the Second Aura Agreement, the Company agreed to pay Aura a fee in shares of common stock equal to five percent of the shares sold pursuant to the Second Aura Agreement. Ontro also agreed to issue Aura warrants to purchase up to a total of 510,000 shares for a price of $ 0.80 per share. The issuance of common stock pursuant to the Second Aura Agreement was approved by Ontro's shareholders in September, 2001 in accordance with The Nasdaq Stock Market's regulations. As of December 31, 2001, Ontro had sold a total of 908,792 shares of common stock to Aura pursuant to the Second Aura Agreement. The Company also issued 45,440 shares of common stock to Aura in payment of its fee.

(9)      IHI ACQUISITION

         The Company was party to a license agreement with IHI, an affiliated company through common ownership. This agreement granted the Company an exclusive worldwide license in perpetuity with respect to the patents and technology developed by IHI. The Company was obligated to prosecute infringement claims regarding the IHI technology and to defend any infringement claims brought against IHI or the Company. The license agreement required the Company to make annual continuing royalty payments to IHI.

         In March 1998 the Company entered into agreements with the IHI shareholders to utilize a portion of the proceeds of the IPO to purchase all of their shares of IHI common stock for $25 per share. The IHI shareholders also agreed to the termination of the license agreement and waived any royalties due.

         In May 1998 the Company acquired IHI. In accordance with Staff Accounting Bulletin No. 48, the acquisition has been accounted for as an acquisition of net assets recorded at historical cost and a return of equity to IHI shareholders of $397,900 for the difference between the amount paid and the historical cost of the net assets acquired. The net assets acquired by the Company consisted primarily of intellectual property related to the Company's integrated thermal technology.

         Net assets acquired are as follows:
             Patents                                            $       105,300
             Liabilities assumed                                        (22,000)
             Return of equity to IHI shareholders                       397,900
                                                                ----------------
             Purchase price                                     $       481,200
                                                                ================

(10)     RELATED PARTY TRANSACTIONS

         During 2000 and 2001, the Board of Directors authorized the issuance of and granted to members of its Board of Directors as compensation for services as directors 156,000 and 190,718 nonqualified stock options (outside the Plan), respectively, at prices ranging from $1.10 - $2.13 (Note 8).

(11)     COMMITMENTS AND CONTINGENCIES

         The Company has employment agreements with certain officers which provide such officers, at their discretion, severance payments equal to 299% of their average annual base salary and bonuses during the preceding 5-year period in the event of a change of control, as defined in their employment agreements.

                                                                      APPENDIX F
                                                                      ----------

             UNAUDITED INTERIM FINANCIAL STATEMENTS OF ONTRO, INC.
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002.


                                           ONTRO, INC.
                                 (A Development Stage Enterprise)
                                   Consolidated Balance Sheets

                                                                    September 30,   December 31,
                                                                        2002            2001
                                                                    -------------   -------------
                                                                     (unaudited)
                                             ASSETS
Current assets:
     Cash and cash equivalents                                      $    297,200          48,900
     Accounts receivable                                                  11,100         151,700
     Prepaid expenses and other current assets                            99,400          82,600
     Deferred financing costs                                             33,300              --
                                                                    -------------   -------------
         Total current assets                                            441,000         283,200

     Property and equipment, net                                       1,705,700       2,305,500
     Deposits and other assets                                            19,100          19,100
     Intangible assets, net                                              385,300         369,000
                                                                    -------------   -------------
                                                                    $  2,551,100       2,976,800
                                                                    =============   =============
                              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses                          $    234,400         122,700
     Current portion of capital lease obligations                          3,700           3,500
     Convertible notes payable                                           274,100              --
                                                                    -------------   -------------
         Total current liabilities                                       512,200         126,200

     Capital lease obligations, excluding current portion                  2,000           4,800
     Accrued rent                                                         18,500          24,700
                                                                    -------------   -------------
         Total liabilities                                               532,700         155,700
                                                                    -------------   -------------

Shareholders' equity:
   Preferred stock, no par value, 5,000,000 shares authorized, no
     shares issued                                                            --              --
   Common stock, no par value, 20,000,000 shares authorized;
     10,907,415 and 9,504,183 shares issued and outstanding as of
     September 30, 2002 and December 31, 2001, respectively           21,254,000      19,997,300
   Additional paid-in capital                                          1,438,700       1,157,800
   Deficit accumulated during the development stage                  (20,672,100)    (18,325,900)
   Deferred compensation                                                  (2,200)         (8,100)
                                                                    -------------   -------------
         Total shareholders' equity                                    2,018,400       2,821,100
                                                                    -------------   -------------

                                                                    $  2,551,100       2,976,800
                                                                    =============   =============

See accompanying notes to consolidated financial statements.

                                      F-2



                                                       ONTRO, INC.
                                             (A Development Stage Enterprise)

                                          Consolidated Statements of Operations
                                                       (unaudited)

                                                For the three months             For the nine months       From inception
                                                 ended September 30,             ended September 30,      (November 8, 1994)
                                            -----------------------------   -----------------------------  to September 30,
                                                2002            2001            2002            2001            2002
                                            -------------   -------------   -------------   -------------   -------------
Revenues                                    $     44,100          33,700          56,800          77,000         455,800
                                            -------------   -------------   -------------   -------------   -------------
Operating expenses:
     Research and development                    462,400         478,400       1,383,400       1,638,500      10,108,600
     Marketing, general and
       administrative                            352,900         377,100       1,016,100       1,175,700      11,311,500
                                            -------------   -------------   -------------   -------------   -------------
         Total operating expenses                815,300         855,500       2,399,500       2,814,200      21,420,100
                                            -------------   -------------   -------------   -------------   -------------

Other income (expense):
     Interest expense                             (3,200)           (900)         (5,000)         (2,600)       (498,400)
     Interest income                                 300           1,900           1,500           9,800         790,600
                                            -------------   -------------   -------------   -------------   -------------
         Total other income (expense)             (2,900)          1,000          (3,500)          7,200         292,200
                                            -------------   -------------   -------------   -------------   -------------
     Net loss                               $   (774,100)       (820,800)     (2,346,200)     (2,730,000)    (20,672,100)
                                            =============   =============   =============   =============   =============
     Basic and diluted net loss per share   $      (0.07)          (0.10)          (0.23)          (0.35)
                                            =============   =============   =============   =============

     Weighted average shares
     outstanding                              10,902,599       8,336,880      10,422,649       7,808,663
                                            =============   =============   =============   =============

See accompanying notes to consolidated financial statements.

                                                            F-3


                                                   ONTRO, INC.
                                        (A Development Stage Enterprise)
                                      Consolidated Statements of Cash Flows
                                                   (unaudited)

                                                                       For the nine months ended   From inception
                                                                             September 30,        (November 8, 1994)
                                                                      ---------------------------  to September 30,
                                                                         2002            2001           2002
                                                                      ------------   ------------   ------------
Cash flows from operating activities:
Net loss                                                              $(2,346,200)    (2,730,000)   (20,672,100)
Adjustments to reconcile net loss to cash used  in operating activities, excluding effect of acquisition in 1998:
       Depreciation and amortization                                      632,200        692,500      3,499,500
       Amortization of deferred financing costs                                --             --        195,800
       Issuance of common stock for services                                6,600         55,000        467,800
       Compensation for stock options and certain warrants                  5,900         22,300        907,700
       Decrease (increase) in accounts receivable                         140,600             --        (11,100)
       Increase in prepaid expenses and other current assets              (16,800)          (900)       (99,400)
       Increase in deposits and other assets                                   --             --        (19,100)
       Increase (decrease) in accounts payable and accrued expenses       111,700         (9,900)       212,400
       Increase (decrease) in accrued rent                                 (6,200)        (2,900)        18,500
                                                                      ------------   ------------   ------------
          Net cash used in operating activities                        (1,472,200)    (1,973,900)   (15,500,000)
                                                                      ------------   ------------   ------------
Cash flows from investing activities:
       Acquisition of business                                                 --             --       (481,200)
       Intangible assets                                                  (42,000)       (29,200)      (426,600)
       Purchase of property and equipment                                  (6,700)       (85,300)    (4,837,700)
       Purchase of investments held to maturity                                --             --    (16,372,100)
       Proceeds from sale of investments held to maturity                      --             --     16,373,100
                                                                      ------------   ------------   ------------
          Net cash used in investing activities                           (48,700)      (114,500)    (5,744,500)
                                                                      ------------   ------------   ------------
Cash flows from financing activities:
       Net proceeds from issuance of common stock and warrants          1,250,100      1,560,200     21,585,500
       Deferred financing costs                                           (33,300)            --        (33,300)
       Net proceeds from issuable common stock                                 --         50,700             --
       Deferred offering costs                                                 --             --       (349,300)
       Proceeds from convertible notes payable                            555,000             --      2,807,500
       Payments on notes payable                                               --             --     (2,252,500)
       Payments on capital lease obligations                               (2,600)        (2,300)      (216,200)
                                                                      ------------   ------------   ------------
          Net cash provided by financing activities                     1,769,200      1,608,600     21,541,700
                                                                      ------------   ------------   ------------
Net increase (decrease) in cash and cash equivalents                      248,300       (479,800)       297,200
Cash and cash equivalents, beginning of period                             48,900        480,300             --
                                                                      ------------   ------------   ------------
Cash and cash equivalents, end of period                              $   297,200            500        297,200
                                                                      ============   ============   ============
Supplemental disclosure of cash flow information -
     cash paid during the period for interest                         $       400          2,600        254,800
                                                                      ============   ============   ============
Supplemental disclosure of non-cash transactions:
     Equipment acquisitions under capital lease                       $        --             --        221,900
     Warrants issued in connection with debt                              280,900             --        476,700
Detail of acquisition:
     Patents acquired                                                 $        --             --        105,300
     Liabilities assumed                                                       --             --        (22,000)
     Return of equity to IHI shareholders                                      --             --        397,900
                                                                      ------------   ------------   ------------
          Cash paid for acquisition                                   $        --             --        481,200
                                                                      ============   ============   ============

See accompanying notes to consolidated financial statements.

                                                       F-4

                                   ONTRO, INC.
                        (A Development Stage Enterprise)

                   Notes To Consolidated Financial Statements
                                   (unaudited)
                               September 30, 2002

THE COMPANY

     We have been engaged in the research and development of self-heating technologies. We have a unique proprietary technology which we have incorporated into a proposed product line of fully contained self-heating beverage containers designed to heat liquid contents such as coffee, tea, hot chocolate, soups, and alcoholic beverages.

     Our products are still in development and are not currently sold commercially. Accordingly, our operations have been directed primarily toward raising capital, marketing to potential customers, research and development, acquiring operating assets, and production of sample and prototype containers.

     We have been unprofitable and have generated limited revenues from the sale of products or services since inception. We expect to incur losses as we continue our development activities and pursue commercialization of our technologies. Our future success is dependent upon our ability to develop, manufacture, and market our products and, ultimately, upon our ability to attain future profitable operations.

BASIS OF PREPARATION

     The accompanying unaudited consolidated financial statements have been prepared by us in accordance with accounting principles generally accepted in the United States of America for interim financial information. Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. In our opinion, the unaudited consolidated financial statements contain all adjustments necessary (consisting of normal recurring accruals) for a fair presentation of the financial position as of September 30, 2002, and the results of operations for the three and nine month periods ended September 30, 2002 and 2001. The results of operations for the period ended September 30, 2002 are not necessarily indicative of the results to be expected for the full year. For further information, refer to the consolidated financial statements and footnotes thereto included in our Form 10-KSB for the year ended December 31, 2001.

      The consolidated financial statements include the accounts of Ontro, Inc. and its subsidiary. All significant intercompany accounts and transactions have been eliminated.

CONVERTIBLE NOTES PAYABLE

      During the quarter ended September 30, 2002 we issued $555,000 of convertible debt and detachable warrants to several lenders in private placement transactions. The convertible promissory notes ("Notes") bear interest at 8% and are payable on the first anniversary date of the Notes. The Notes are convertible only and automatically upon the closing of a sale of our common stock or securities convertible into common stock to third party investors ("Financing"). Upon the Financing, the Notes would convert into such a number of shares of common stock as shall be obtained by dividing the principal amount outstanding under the Note, plus any accrued but unpaid interest as of the conversion date, by the lesser of (i) $0.50 or (ii) either (a) the price per share of common stock sold in the Financing or (b) the imputed price per share of common stock of securities convertible into common stock sold in the Financing. The issuance of shares upon conversion of the Notes and the Financing are subject to shareholder approval.

      The detachable warrants ("Warrants") issued to the purchasers of the Notes are for the purchase of one share of our common stock for each $0.50 of principal of the Notes and are exercisable at $0.50 per share for five years. The Warrants have a one-time conversion price and exercise price reduction feature to match the price per share in the Financing if completed at a price below $0.50 per share. In accordance with EITF 00-27, a portion of the proceeds received from the Notes was allocated to the warrants and $280,900 was recorded as debt discount and additional paid-in capital based on the relative fair values of the Notes and the warrants using the Black-Scholes option pricing model. The debt discount will be amortized over the one-year life of the notes as additional interest expense using the effective interest rate.

      The Notes contain a contingent beneficial conversion feature resulting from the market price per share of common stock exceeding the stated conversion price on the date of issuance ("Commitment Date"). If we complete the Financing, we will be required to record additional interest expense and additional paid in capital of $249,100, which represents the intrinsic value of the contingent beneficial conversion feature at the Commitment Date.

BUYOUT PROPOSAL

      On September 7, 2002, Ontro and Aura executed a written buyout proposal which, as of the date of this Quarterly Report on Form 10-QSB (the "Quarterly Report"), has not been reduced to a binding agreement. Under the terms of the buyout proposal, Aura stated it would agree to cancel and surrender all interest in the existing underwriter's representatives' options assigned to Aura following Ontro's initial public offering as well as warrants issued pursuant to two Exclusive Finder's Fee Agreements, by and between Aura and Ontro. In the event that the buyout proposal is reduced to a binding agreement and executed by both Aura and Ontro, an investor group authorized by the Ontro board of directors to--along with Ontro's executive management--negotiate a purchase of all Ontro shares held by Aura would be responsible for payment of the first installation of the purchase price in the amount of approximately $1,550,000, or $0.50 per share. Ontro would be responsible for the remaining payments of the purchase price up to $2,500,000 under an agreed upon payment schedule and would disburse such payments in the event Ontro meets certain performance milestones as provided in the buyout proposal. As of the date of this Quarterly Report, the composition of the investor group has not been finalized and the investor group has not identified a person or persons who would contribute the remaining $1,050,000 of the first purchase price installment to Aura. In the event the investor group raises the required initial amount and consummates the Aura buyout transaction as outlined in the buyout proposal, each individual member of the investor group will become a beneficial owner of Ontro's securities (as the term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) held by Aura in proportion to such person's respective participation in the investor group. The investor group members do not intend the funding proceeds to be deemed a loan to Ontro and do not contemplate any repayment of those proceeds by Ontro at any point in the future. For a detailed description of the Aura buyout proposal and related agreements including but not limited to certain Standstill Agreements, please refer to Ontro's Current Report on Form 8-K dated September 19, 2002 and incorporated herein by reference.

DEFERRED COMPENSATION

      During the year ended December 31, 2000 the Board of Directors authorized the grant of 30,000 non-qualified stock options to non-employees. In accordance with SFAS 123 and EITF 96-18, compensation expense related to these options was measured using the Black-Scholes option pricing model and $49,000 was recorded as deferred compensation to be expensed over the three-year service period that generally coincides with vesting. For the three months ended September 30, 2002 and 2001, we recognized compensation expense of $1,300 and $3,400, respectively, related to these options. For the nine months ended September 30, 2002 and 2001, we recognized compensation expense of $5,400 and $12,900 respectively, related to these options.

REVENUES

     The Company's sources of revenue are from the sales of containers for market research and testing purposes as well as research and development services to certain customers, including the U.S. Army. Revenues are recognized at the time of delivery of such containers and as the research and development services are incurred as provided for between the Company and its customers.

NET LOSS PER SHARE

     The impact of outstanding stock options and warrants during the periods presented did not create a difference between basic net loss per share and diluted net loss per share. Stock options and warrants totaling 4,753,910 and 3,239,755 shares were excluded from the computations of diluted net loss per share for the three and nine months ended September 30, 2002 and 2001, respectively, as their effect is antidilutive.

NEW ACCOUNTING STANDARDS

     In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations," or Statement No. 143, which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and for the associated asset retirement costs. The standard applies to tangible long-lived assets that have a legal obligation associated with their retirement that results from the acquisition, construction or development or normal use of the assets. We are required and plan to adopt the provisions of Statement No. 143 effective January 1, 2003. It is not anticipated that the financial impact of this statement will have a material effect on our consolidated financial statements.

     In August 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. We adopted Statement No. 144 on January 1, 2002. The adoption of Statement No. 144 did not have a material impact on our financial position or results of operations.

     In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections." Statement No. 145 updates, clarifies and simplifies existing accounting pronouncements including rescinding Statement No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect and amending Statement No. 13 to require that certain lease modifications that have economic effects similar to sale leaseback transactions be accounted for in the same manner as sale-leaseback transactions. Statement No. 145 is effective for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement No. 4 encouraged. We do not expect this standard to have a material effect on our financial statements.

     In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." Statement No. 146 addresses significant issues regarding the recognition, measurement, and reporting of costs associated with exit and disposal activities, including restructuring activities. Statement No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities or relocate employees, and termination benefits provided to employees that are involuntarily terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. Statement No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. We do not expect this standard to have a material effect on our financial statements.

SUBSEQUENT EVENT

      In October 2002, we issued an additional $225,000 of convertible notes payable to lenders in a private placement transaction, with substantially the same terms as the Notes and Warrants issued during the quarter ended September 30, 2002.